                                                    Registration No. 333-06383
                                                                      811-7663


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 8

                                GROUP VEL ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                            Mary Eldridge, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:


             __X__  immediately upon filing pursuant to paragraph (b)
             _____  on (date) pursuant to paragraph (b)
             _____  60 days after filing pursuant to paragraph (a)(1)
             _____  on (date) pursuant to paragraph (a)(1) of Rule 485
             _____ this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

This Post-Effective Amendment No. 8 under the Securities Act of 1933 is being filed for the purposes of adding a supplement to Prospectus C of the Group VEL Separate Account of First Allmerica Financial Life Insurance Company dated May 1, 1999 and to generally update corporate information for the Company and the Registrant in Part C. All other pertinent information regarding this Registration Statement, including the Prospectuses previously filed in Registrant's Post-Effective Amendment No. 7 on April 26, 1999, and are incorporated by reference herein.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS A
-----------                      -----------------------
1................................Cover Page
2................................Cover Page
3................................Not Applicable
4................................Distribution
5................................The Company, The Group VEL Account
6................................The Group VEL Account
7................................Not Applicable
8................................Not Applicable
9................................Legal Proceedings
10...............................Summary; Description of the Company, The Group VEL Account and the Underlying
                                 Funds; The Certificate; Certificate Termination and Reinstatement; Other
                                 Certificate Provisions
11...............................Summary; The Trust, Investment Objectives and Policies
12...............................Summary; The Trust;
13...............................Summary; The Trust; Fidelity VIP; Fidelity VIP II; T. Rowe Price;  DGPF; and
                                 INVESCO VIF; Investment Advisory Services to
                                 the Trust; Investment Advisory Services to
                                 Fidelity VIP; Investment Advisory Services to
                                 Fidelity VIP II; Investment Advisory Services
                                 to T. Rowe Price; Investment Advisory Services
                                 to DGPF; Investment Advisory Services to
                                 INVESCO VIF; Charges and Deductions
14...............................Summary; Enrollment Form for a Certificate
15...............................Summary; Enrollment Form for a Certificate; Premium Payments;
                                  Allocation of Net Premiums
16...............................The Group VEL Account; The Trust; Fidelity VIP; Fidelity VIP II; T. Rowe
                                 Price; DGPF; and INVESCO VIF; Premium Payments; Allocation of Net Premiums
17...............................Summary; Surrender; Partial Withdrawal; Charges and Deductions;
                                 Certificate Termination and Reinstatement
18...............................The Group VEL Account; The Trust; Fidelity VIP; Fidelity VIP II; T. Rowe
                                 Price; DGPF; and INVESCO VIF; Premium Payments Reports; Voting Rights
20...............................Not Applicable
21...............................Summary; Certificate Loans; Other Certificate Provisions
22...............................Other Certificate Provisions
23...............................Not Required
24...............................Other Certificate Provisions
25...............................The Company
26...............................Not Applicable
27...............................The Company
28...............................Directors and Principal Officers of the Company
29...............................The Company
30...............................Not Applicable
31...............................Not Applicable
32...............................Not Applicable

33...............................Not Applicable
34...............................Not Applicable
35...............................Distribution
36...............................Not Applicable
37...............................Not Applicable
38...............................Summary; Distribution
39...............................Summary; Distribution
40...............................Not Applicable
41...............................The Company, Distribution
42...............................Not Applicable
43...............................Not Applicable
44...............................Premium Payments; Certificate Value and Surrender Value
45...............................Not Applicable
46...............................Certificate Value and Surrender Value; Federal Tax Considerations
47...............................The Company
48...............................Not Applicable
49...............................Not Applicable
50...............................The Group VEL Account
51...............................Cover Page; Summary; Charges and Deductions; The Certificate;
                                 Certificate Termination and Reinstatement; Other Certificate Provisions
52...............................Addition, Deletion or Substitution of Investments
53...............................Federal Tax Considerations
54...............................Not Applicable
55...............................Not Applicable
56...............................Not Applicable
57...............................Not Applicable
58...............................Not Applicable
59...............................Not Applicable

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS B
-----------                      -----------------------
1................................Cover Page
2................................Cover Page
3................................Not Applicable
4................................Distribution
5................................The Company, The Group VEL Account
6................................The Group VEL Account
7................................Not Applicable
8................................Not Applicable
9................................Legal Proceedings
10...............................Summary; Description of the Company, The Group VEL Account and the Underlying
                                 Funds; The Certificate; Certificate Termination and Reinstatement; Other
                                 Certificate Provisions
11...............................Summary; The Trust, Investment Objectives and Policies
12...............................Summary; The Trust
13...............................Summary; The Trust; MFVAT; DGPF and T. Rowe Price; Investment Advisory
                                 Services to the Trust; Investment Advisory Services to MFVAT; Investment
                                 Advisory Services to DGPF; Investment Advisory Services to T. Rowe Price;
                                 Charges and Deductions
14...............................Summary; Enrollment Form for a Certificate
15...............................Summary; Enrollment Form for a Certificate; Premium Payments;
                                 Allocation of Net Premiums
16...............................The Group VEL Account; The Trust; MFVAT; DGPF and T. Rowe Price;
                                 Premium Payments; Allocation of Net Premiums
17...............................Summary; Surrender; Partial Withdrawal; Charges and Deductions;
                                 Certificate Termination and Reinstatement
18...............................The Group VEL Account; The Trust; DGPF and T. Rowe Price; Premium Payments
                                 Reports; Voting Rights
20...............................Not Applicable
21...............................Summary; Certificate Loans; Other Certificate Provisions
22...............................Other Certificate Provisions
23...............................Not Required
24...............................Other Certificate Provisions
25...............................The Company
26...............................Not Applicable
27...............................The Company
28...............................Directors and Principal Officers of the Company
29...............................The Company
30...............................Not Applicable
31...............................Not Applicable
32...............................Not Applicable
33...............................Not Applicable
34...............................Not Applicable
35...............................Distribution
36...............................Not Applicable
37...............................Not Applicable
38...............................Summary; Distribution
39...............................Summary; Distribution
40...............................Not Applicable

41...............................The Company, Distribution
42...............................Not Applicable
43...............................Not Applicable
44...............................Premium Payments; Certificate Value and Surrender Value
45...............................Not Applicable
46...............................Certificate Value and Surrender Value; Federal Tax Considerations
47...............................The Company
48...............................Not Applicable
49...............................Not Applicable
50...............................The Group VEL Account
51...............................Cover Page; Summary; Charges and Deductions; The Certificate;
                                 Certificate Termination and Reinstatement; Other Certificate Provisions
52...............................Addition, Deletion or Substitution of Investments
53...............................Federal Tax Considerations
54...............................Not Applicable
55...............................Not Applicable
56...............................Not Applicable
57...............................Not Applicable
58...............................Not Applicable
59...............................Not Applicable

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS C
-----------                      -----------------------
1................................Cover Page
2................................Cover Page
3................................Not Applicable
4................................Distribution
5................................The Company, The Group VEL Account
6................................The Group VEL Account
7................................Not Applicable
8................................Not Applicable
9................................Legal Proceedings
10...............................Summary; Description of the Company, The Group VEL Account and the Underlying
                                 Funds; The Certificate; Certificate Termination and Reinstatement; Other
                                 Certificate Provisions
11...............................Summary; DGPF; Investment Objectives and Policies
12...............................Summary; DGPF
13...............................Summary; DGPF and the Trust; Investment Advisory Services; and Charges and
                                 Deductions
14...............................Summary; Enrollment Form for a Certificate
15...............................Summary; Enrollment Form for a Certificate; Premium Payments;
                                 Allocation of Net Premiums
16...............................The Group VEL Account; DGPF and the Trust; Premium Payments; Allocation of
                                 Net Premiums
17...............................Summary; Surrender; Partial Withdrawal; Charges and Deductions;
                                 Certificate Termination and Reinstatement
18...............................The Group VEL Account; DGPF and the Trust; Premium Payments Reports; Voting
                                 Rights
20...............................Not Applicable
21...............................Summary; Certificate Loans; Other Certificate Provisions
22...............................Other Certificate Provisions
23...............................Not Required
24...............................Other Certificate Provisions
25...............................The Company
26...............................Not Applicable
27...............................The Company
28...............................Directors and Principal Officers of the Company
29...............................The Company
30...............................Not Applicable
31...............................Not Applicable
32...............................Not Applicable
33...............................Not Applicable
34...............................Not Applicable
35...............................Distribution
36...............................Not Applicable
37...............................Not Applicable
38...............................Summary; Distribution
39...............................Summary; Distribution
40...............................Not Applicable
41...............................The Company, Distribution

42...............................Not Applicable
43...............................Not Applicable
44...............................Premium Payments; Certificate Value and Surrender Value
45...............................Not Applicable
46...............................Certificate Value and Surrender Value; Federal Tax Considerations
47...............................The Company
48...............................Not Applicable
49...............................Not Applicable
50...............................The Group VEL Account
51...............................Cover Page; Summary; Charges and Deductions; The Certificate;
                                 Certificate Termination and Reinstatement; Other Certificate Provisions
52...............................Addition, Deletion or Substitution of Investments
53...............................Federal Tax Considerations
54...............................Not Applicable
55...............................Not Applicable
56...............................Not Applicable
57...............................Not Applicable
58...............................Not Applicable
59...............................Not Applicable

                                GROUP VEL ACCOUNT
                               (EXECUTIVESOLUTIONS)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

          THIS SUPPLEMENT SUPPLANTS THE SUPPLEMENT DATED JUNE 21, 1999

                                       ***

A new Sub-Account is available under the Certificate. The Sub-Account will invest exclusively in shares of the U.S. Growth Series of the Delaware Group Premium Fund, Inc. As such, the following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

U.S. Growth Series is added after DelCap Series in the listing of Funds on page 1 of the Prospectus.

Under UNDERLYING FUNDS ("FUNDS") on page 6 of the Prospectus, U.S. Growth Series is inserted after DelCap Series.

Under INVESTMENT OPTIONS on page 12 of the Prospectus, the second and third sentences are amended to read as follows:

The Separate Account is currently comprised of 47 Sub-Accounts. Of these 47 Sub-Accounts, 17 are available to the Certificates.

The following information on the U.S. Growth Series is added to the Annual Fund Expenses table and footnotes on page 13 of the Prospectus under CHARGES OF THE UNDERLYING FUNDS:

                                           MANAGEMENT FEE            OTHER EXPENSES           TOTAL FUND EXPENSES
                                          (AFTER VOLUNTARY          (AFTER APPLICABLE         (AFTER ANY WAIVERS/
UNDERLYING FUND                               WAIVERS)               REIMBURSEMENTS)            REIMBURSEMENTS)
---------------                               --------                -------------             ---------------
U.S. Growth Series @................            0.58%                     0.17%                   0.75%(1)(2)

@ The Aggressive Growth Series and U.S. Growth Series had not commenced operations as of December 31, 1998. Expenses shown are based on estimated and annualized amounts. Actual expenses may be greater or less than shown. The REIT Series commenced operations on May 1, 1998. Expenses shown are based on annualized amounts.

(1) For the fiscal year ended December 31, 1998, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.86% for DelCap Series, 0.89% for Social Awareness Series, 1.02% for REIT Series, 1.67% for Emerging Markets Series, 0.81% for Strategic Income Series, and 0.88% for International Equity Series. Total expenses are anticipated to be 0.92% for Aggressive Growth Series and 0.82% for U.S. Growth Series.

(2) The investment adviser for the Growth & Income Series (formerly known as "Decatur Total Return Series"), Devon Series, DelCap Series, U.S. Growth Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series (formerly known as "Delaware Series"), Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). The investment advisers for the Series of DGPF have agreed from November 1, 1999 through April 30, 2000 to maintain the voluntary management fee waivers and expense reimbursements that expired on October 31, 1999. As a result, expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for DelCap Series, Aggressive Growth

Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, 0.75% for U.S. Growth Series, and 0.80% for all other Series. In addition, effective May 1, 1999, Delaware Management voluntarily elected to cap its management fee for the Growth and Income Series at 0.60% indefinitely. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on November 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.

Under THE SEPARATE ACCOUNT on page 16 of the Prospectus, the third sentence of the second paragraph is amended as follows:

The Separate Account currently has 47 Sub-Accounts, of which 17 are available to the Certificates.

Under DELAWARE GROUP PREMIUM FUND, INC. on page 17 of the Prospectus, the following is amended as follows:

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. Sixteen investment portfolios are available under the Certificates: Growth & Income, Devon Series, DelCap Series, U.S. Growth Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Balanced Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series (collectively, the "Underlying Funds"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund have no effect on the investment performance of another Underlying Fund. Shares of the Underlying Funds are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the Growth & Income Series, Devon Series, DelCap Series, U.S. Growth Series, Aggressive Growth Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Balanced Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management"). The investment adviser for the International Equity Series, and the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International").

The following summary of the investment objective of the U.S. Growth Series is inserted as the fourth Fund summary under INVESTMENT OBJECTIVES AND POLICIES on page 17 of the Prospectus:

      U.S. GROWTH SERIES -- seeks to achieve maximum capital appreciation.

Under INVESTMENT ADVISORY SERVICES on page 19 of the Prospectus, the following is amended as follows:

Investment advisers are paid an annual fee based on the average daily net assets of their respective Underlying Funds for management services. The Cash Reserve Series management fee rate is as follows: 0.45% on the first $500 million, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on assets in excess of $2,500 million; the Capital Reserves Series management fee rate is as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on assets in excess of $2,500 million; the Growth & Income Series, U.S. Growth Series, Delchester Series, Delaware Balanced Series, Devon Series and Strategic Income Series management fee rate is as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on assets in excess of $2,500 million; the DelCap Series, Aggressive Growth Series, Small Cap Value Series, Trend Series, Social Awareness Series, and REIT Series, management fee rate is as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on assets in excess of $2,500 million; the International Equity Series management fee rate is as follows: 0.85% on the first $500 million,

0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on assets in excess of $2,500 million; and the Emerging Markets Series management fee rate is as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on assets in excess of $2,500 million; all per year. Regarding the Growth and Income Series, the investment adviser has voluntarily elected to cap the management fee at 0.60%, indefinitely.

                                       ***

The following is added as the second paragraph under CHARGES AND DEDUCTIONS:

Upon full surrender of the Policy within the first three policy years, in certain situations the Company will, upon written request, refund a percentage of that portion of the previously paid Premium Expense Charge that exceeded our local, state and federal tax expenses. In the first Policy year, the amount of the refund is 100% of the portion of the previously paid Premium Expense Charge that exceeded our local, state, and federal tax expenses, 70% in the second Policy year, and 35% in the third Policy year. The following conditions apply:

- The original owner of the Policy and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

- The request to surrender the Policy and all certificates thereunder must be received prior to the end of the third Policy year; and

-    The Policy and certificates have not been exchanged to another carrier.







                                              SUPPLEMENT DATED DECEMBER 1, 1999

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                           (UNAUDITED)           (UNAUDITED)
                                                          QUARTER ENDED       NINE MONTHS ENDED
                                                          SEPTEMBER 30,         SEPTEMBER 30,
                                                       -------------------   -------------------
(IN MILLIONS)                                            1999       1998       1999       1998
-------------                                          --------   --------   --------   --------
REVENUES
    Premiums.........................................   $  1.0     $487.6    $  953.4   $1,478.1
    Universal life and investment product policy
      fees...........................................     91.4       75.0       262.9      217.2
    Net investment income............................    102.3      145.5       411.7      439.8
    Net realized investment (losses) gains...........    (14.6)       8.3       109.4       53.4
    Other income.....................................     25.0       23.2        79.2       71.1
                                                        ------     ------    --------   --------
        Total revenues...............................    205.1      739.6     1,816.6    2,259.6
                                                        ------     ------    --------   --------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims and losses...............     88.1      438.2       971.1    1,338.5
    Policy acquisition expenses......................     17.4      111.2       222.0      341.6
    Sales practice litigation expense................    --          31.0       --          31.0
    Other operating expenses.........................     59.5      124.3       283.0      327.6
                                                        ------     ------    --------   --------
        Total benefits, losses and expenses..........    165.0      704.7     1,476.1    2,038.7
Income from continuing operations before federal
 income taxes........................................     40.1       34.9       340.5      220.9
                                                        ------     ------    --------   --------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current..........................................     (2.7)      22.1        69.9       65.3
    Deferred.........................................  13.3...      (22.0)       12.0      (21.8)
                                                        ------     ------    --------   --------
        Total federal income tax expense.............     10.6        0.1        81.9       43.5
                                                        ------     ------    --------   --------
Income from continuing operations before minority
 interest............................................     29.5       34.8       258.6      177.4
    Minority interest................................    --         (16.5)      (39.9)     (43.1)
                                                        ------     ------    --------   --------
Income from continuing operations....................     29.5       18.3       218.7      134.3
Loss from operations of discontinued business (less
 applicable income taxes (benefit) of $(8.4) and
 $(8.6) for the quarters ended September 30, 1999 and
 1998, and $(10.1) and $(6.2) for the nine months
 ended September 30, 1999 and 1998)..................    (14.9)     (16.1)      (18.2)     (11.7)
Loss on disposal of group life and health business,
 including provision of $73.0 for operating losses
 during phase-out period for the quarter and nine
 months ended September 30, 1999 (less applicable
 income taxes (benefit) of $(16.4))..................    (30.5)     --          (30.5)     --
                                                        ------     ------    --------   --------
Net (loss) income....................................   $(15.9)    $  2.2    $  170.0   $  122.6
                                                        ======     ======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

                                                               (UNAUDITED)      (AUDITED)
                                                              SEPTEMBER 30,   DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                              1999            1998
------------------------------------                          -------------   -------------

ASSETS
  Investments:
    Fixed maturities-at fair value (amortized cost of
     $4,013.8 and $7,520.8).................................    $ 3,979.5       $ 7,683.9
    Equity securities-at fair value (cost of $65.3 and
     $253.1)................................................         71.4           397.1
    Mortgage loans..........................................        546.4           562.3
    Policy loans............................................        164.9           154.3
    Real estate and other long term investments.............        176.6           163.1
                                                                ---------       ---------
        Total investments...................................      4,938.8         8,960.7
                                                                ---------       ---------
  Cash and cash equivalents.................................        800.9           504.0
  Accrued investment income.................................         71.5           141.0
  Premiums, accounts and notes receivable...................         79.4           510.5
  Deferred policy acquisition costs.........................      1,164.6         1,161.2
  Reinsurance receivable on paid and unpaid losses, benefits
    and unearned premiums...................................        472.1         1,136.4
  Deferred federal income taxes.............................         19.5            19.4
  Other assets..............................................        213.5           530.6
  Closed Block assets.......................................        776.3           803.1
  Separate account assets...................................     15,102.9        13,697.7
                                                                ---------       ---------
        Total assets........................................    $23,639.5       $27,464.6
                                                                =========       =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................    $ 2,862.8       $ 2,802.2
    Outstanding claims and losses...........................        233.9         2,815.9
    Unearned premiums.......................................          6.6           843.2
    Contractholder deposit funds and other policy
     liabilities............................................      2,960.9         2,637.0
                                                                ---------       ---------
        Total policy liabilities and accruals...............      6,064.2         9,098.3
                                                                ---------       ---------
  Expenses and taxes payable................................        443.5           681.9
  Reinsurance premiums payable..............................          5.6            50.2
  Short-term debt...........................................      --                221.3
  Closed Block liabilities..................................        848.0           872.0
  Separate account liabilities..............................     15,102.1        13,691.5
                                                                ---------       ---------
        Total liabilities...................................     22,463.4        24,615.2
                                                                ---------       ---------
  Minority interest.........................................      --                532.9
  Commitments and contingencies (Note 9)
SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized,
    500,001 shares issued & outstanding.....................          5.0             5.0
  Additional paid-in capital................................        569.0           444.0
  Accumulated other comprehensive income....................        (65.1)          169.2
  Retained earnings.........................................        667.2         1,698.3
                                                                ---------       ---------
        Total shareholder's equity..........................      1,176.1         2,316.5
                                                                ---------       ---------
        Total liabilities and shareholder's equity..........    $23,639.5       $27,464.6
                                                                =========       =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
COMMON STOCK................................................  $    5.0   $    5.0
                                                              --------   --------
ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................     444.0      453.7
    Capital contribution....................................     125.0      --
    Loss on change of interest -- Allmerica P&C.............     --          (9.6)
                                                              --------   --------
    Balance at end of period................................     569.0      444.1
                                                              --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
  Net unrealized (depreciation) appreciation on investments:
  Balance at beginning of period............................     169.1      209.3
  Net depreciation on available-for-sale securities.........    (287.4)     (85.8)
  Benefit for deferred federal income taxes.................     126.1       30.0
  Minority interest.........................................     --          14.2
  Distribution of subsidiaries (Note 4).....................     (72.9)     --
                                                              --------   --------
    Other comprehensive income..............................    (234.2)     (41.6)
                                                              --------   --------
  Balance at end of period..................................     (65.1)     167.7
                                                              --------   --------
RETAINED EARNINGS
  Balance at beginning of period............................   1,698.3    1,567.4
  Net income................................................     170.0      122.6
  Dividends to shareholders.................................     --         (50.0)
  Distribution of subsidiaries (Note 4).....................  (1,201.1)     --
                                                              --------   --------
  Balance at end of period..................................     667.2    1,640.0
                                                              --------   --------
        Total shareholder's equity..........................  $1,176.1   $2,256.8
                                                              ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                               (UNAUDITED)            (UNAUDITED)
                                                              QUARTER ENDED        NINE MONTHS ENDED
                                                              SEPTEMBER 30,          SEPTEMBER 30,
                                                           --------------------   -------------------
(IN MILLIONS)                                                1999        1998       1999       1998
-------------                                              ---------   --------   --------   --------
Net (loss) income........................................  $   (15.9)  $   2.2    $ 170.0     $122.6
                                                           ---------   -------    -------     ------
Other comprehensive income:
  Net depreciation on available-for-sale securities......      (17.9)   (125.0)    (287.4)     (85.8)
  Benefit for deferred federal income taxes..............       31.8      43.7      126.1       30.0
  Minority interest......................................      (31.8)     25.8      --          14.2
  Distribution of subsidiaries (Note 4)..................      (72.9)    --         (72.9)     --
                                                           ---------   -------    -------     ------
    Other comprehensive loss.............................      (90.8)    (55.5)    (234.2)     (41.6)
                                                           ---------   -------    -------     ------
  Comprehensive (loss) income............................  $  (106.7)  $ (53.3)   $ (64.2)    $ 81.0
                                                           =========   =======    =======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  (UNAUDITED)
                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $   170.0   $  122.6
  Adjustments to reconcile net income to net cash provided
    by (used in) operating activities:
        Minority interest...................................       39.9       43.1
        Net realized gains..................................     (108.9)     (54.4)
        Net amortization and depreciation...................       24.0       13.3
        Loss on the disposal of group life and health
        business............................................       30.5      --
        Deferred federal income taxes.......................       (4.3)     (21.8)
        Change in deferred acquisition costs................     (135.6)    (143.2)
        Change in premiums and notes receivable, net of
        reinsurance.........................................      (52.5)      42.9
        Change in accrued investment income.................       10.1        2.9
        Change in policy liabilities and accruals, net......       94.2      211.4
        Change in reinsurance receivable....................      (38.2)    (115.0)
        Change in expenses and taxes payable................       22.8      (46.0)
        Separate account activity, net......................        5.2        1.2
        Other, net..........................................       (2.9)     (59.0)
                                                              ---------   --------
        Net cash provided by (used in) operating
        activities..........................................       54.3       (2.0)
                                                              ---------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from disposals and maturities of
    available-for-sale fixed maturities.....................    2,199.7    1,514.7
  Proceeds from disposals of equity securities..............      375.6      228.3
  Proceeds from disposals of other investments..............       26.4       78.9
  Proceeds from mortgages matured or collected..............       86.5      147.5
  Purchase of available-for-sale fixed maturities...........   (2,015.7)  (2,086.6)
  Purchase of equity securities.............................      (71.5)    (111.3)
  Purchase of other investments.............................     (113.7)    (221.3)
  Capital expenditures......................................      (23.4)      (4.3)
  Purchase of minority interest.............................     (325.5)    (125.0)
  Distribution of subsidiaries..............................     (202.2)     --
  Other investing activities................................     --           (7.9)
                                                              ---------   --------
        Net cash provided by (used in) investing
        activities..........................................      (63.8)    (587.0)
                                                              ---------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Deposits and interest credited to contractholder deposit
    funds...................................................    1,368.0    1,167.1
  Withdrawals from contractholder deposit funds.............   (1,014.8)    (456.5)
  Change in short term debt.................................     (180.8)      25.5
  Change in long term debt..................................     --           (2.6)
  Dividends paid to shareholder.............................     --          (35.0)
  Proceeds from issuance of common stock....................      125.0      --
                                                              ---------   --------
        Net cash provided by financing activities...........      297.4      698.5
                                                              ---------   --------
Net change in cash and cash equivalents.....................      287.9      109.5
Net change in cash held in the Closed Block.................        9.0       21.1
Cash and cash equivalents, beginning of period..............      504.0      213.9
                                                              ---------   --------
Cash and cash equivalents, end of period....................  $   800.9   $  344.5
                                                              =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly-owned life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), Advantage Insurance Network, Inc., and Allmerica Trust Company, N.A. Prior to July 1, 1999, the consolidated financial statements of FAFLIC included Allmerica Property & Casualty Companies, Inc. ("Allmerica P&C") (an 84.52%-owned non-insurance holding company) and various other non-insurance subsidiaries. On July 1, 1999, the Company distributed these subsidiaries to AFC (See Note 4). The Closed Block assets and liabilities at September 30, 1999 and December 31, 1998 are presented in the consolidated financial statements as single line items. Results of operations for the Closed Block for the nine month period ended September 30, 1999 and 1998 are included in other income in the consolidated financial statements. All significant intercompany accounts and transactions have been eliminated.

Prior to the aforementioned July 1999 distribution of subsidiaries, minority interest reflects the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest in 1998 also includes an amount related to the minority interest in Citizens Corporation.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 1998 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of Statement No. 133.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 had no effect on the results of operations or financial position of the Company.

3.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. On October 6, 1999, the Company entered into an agreement with Great-West Life and Annuity Insurance Company of Denver, which provides for the sale of the Company's EBS business effective March 1, 2000. The Company has recorded a
$30.5 million loss, net of taxes, on the disposal of its group life and health business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheet has not been segregated between continuing and discontinued operations. At September 30, 1999, the discontinued segment had assets of approximately $525.4 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $472.6 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $89.1 million and $97.8 million for the quarters ended
September 30, 1999 and 1998, respectively, and $276.2 million and $299.1 million for the nine months ended September 30, 1999 and 1998, respectively.

4.  PARENT COMPANY TRANSACTIONS

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include transfer of FAFLIC's ownership of APY, as well as several other non-insurance subsidiaries, from FAFLIC to AFC. FAFLIC retained its ownership of AFLIAC and certain other subsidiaries. AFC contributed to FAFLIC capital of $125 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 requires the prior approval of the Commonwealth of Massachusetts Insurance Commissioner (the "Commissioner"). This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.0 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million and total revenue of $1,198.1 million. FAFLIC's results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through the second quarter.

On April 1, 1999, May 5, 1999, and May 11, 1999, Allmerica P&C redeemed 3,246.8 shares, 1,273.9 shares, and 4,142.0 shares of its issued and outstanding common stock owned by AFC for $125.0 million, $50.0 million, and $175.0 million, respectively. The April 1, 1999 transaction consisted of $75.4 million and $49.6 million of cash. The May 5, 1999 transaction consisted of $50.0 million of cash. The May 11, 1999 transaction consisted of $147.1 million of cash and $27.9 million of short-term securities. After the May 11, 1999 transaction, FAFLIC's ownership of Allmerica P&C increased to 84.52%.

In 1998, Allmerica P&C redeemed 3,289.5 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3%. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

5.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1998.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998
-------------                                                 --------
Revenue.....................................................  $3,405.1
                                                              ========
Net realized capital gains included in revenue..............  $   59.8
                                                              ========
Income before taxes and minority interest...................     272.9
Income taxes................................................     (47.2)
Minority interest:
    Equity in earnings......................................     (42.6)
                                                              --------
Net income..................................................  $  183.1
                                                              ========

6.  FEDERAL INCOME TAXES

Federal income tax expense for the nine months ended September 30, 1999 and 1998, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

7.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income is a net pre-tax contribution from the Closed Block of $3.3 million and $10.4 million for the quarter and nine months ended September 30, 1999, respectively, compared to $0.1 million and $6.1 million for the quarter and nine months ended September 30, 1998, respectively. Summarized financial information of the Closed Block is as follows:

                                                               (UNAUDITED)
                                                              SEPTEMBER 30,    DECEMBER 31,
(IN MILLIONS)                                                      1999            1998
-------------                                                 --------------   ------------
Assets
  Fixed maturities, at fair value (amortized cost of $407.2
    and $399.1).............................................      $398.4          $414.2
  Mortgage loans............................................       137.5           136.0
  Policy loans..............................................       203.0           210.9
  Cash and cash equivalents.................................         0.4             9.4
  Accrued investment income.................................        15.0            14.1
  Deferred policy acquisition costs.........................        13.6            15.6
  Other assets..............................................         8.4             2.9
                                                                  ------          ------
Total assets................................................      $776.3          $803.1
                                                                  ======          ======
Liabilities
  Policy liabilities and accruals...........................      $840.2          $862.9
  Other liabilities.........................................         7.8             9.1
                                                                  ------          ------
Total liabilities...........................................      $848.0          $872.0
                                                                  ======          ======

                                                             (UNAUDITED)              (UNAUDITED)
                                                            QUARTER ENDED          NINE MONTHS ENDED
                                                            SEPTEMBER 30,            SEPTEMBER 30,
                                                        ----------------------   ----------------------
(IN MILLIONS)                                             1999          1998       1999          1998
-------------                                           --------      --------   --------      --------
Revenues
    Premiums..........................................   $  8.0        $  9.1     $ 43.6        $ 46.3
    Net investment income.............................     13.9          13.5       40.5          39.9
    Net realized investment losses....................     (0.7)         (2.0)      (0.2)         (0.4)
                                                         ------        ------     ------        ------
Total revenues........................................     21.2          20.6       83.9          85.8
Benefits and expenses
    Policy benefits...................................     17.2          19.5       71.6          76.9
    Policy acquisition expenses.......................      0.6           0.9        1.7           2.2
    Other operating expenses..........................      0.1           0.1        0.2           0.6
                                                         ------        ------     ------        ------
Total benefits and expenses...........................     17.9          20.5       73.5          79.7
                                                         ------        ------     ------        ------
Contribution from the Closed Block....................   $  3.3        $  0.1     $ 10.4        $  6.1
                                                         ======        ======     ======        ======

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

8.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducts business principally in three operating segments. These segments are Risk Management, Allmerica Financial Services, and Allmerica Asset Management. The separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits, and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and the affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs") such as traditional GIC, synthetic GIC and other funding agreements. Funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. As a result of the aforementioned change in AFC's corporate structure, FAFLIC distributed its interest in the registered investment advisor as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the Legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments for the periods indicated.

                                                          (UNAUDITED)              (UNAUDITED)
                                                         QUARTER ENDED          NINE MONTHS ENDED
                                                         SEPTEMBER 30,            SEPTEMBER 30,
                                                     ----------------------   ----------------------
(IN MILLIONS)                                          1999          1998       1999          1998
-------------                                        --------      --------   --------      --------
Segment revenues:
    Risk Management................................   $--           $549.0    $ 1075.2      $1,666.5
                                                      ------        ------    --------      --------
    Asset Accumulation
      Allmerica Financial Services.................    197.7         173.4       592.6         537.0
      Allmerica Asset Management...................     38.6          32.8       113.4          86.6
                                                      ------        ------    --------      --------
        Subtotal...................................    236.3         206.2       706.0         623.6
                                                      ------        ------    --------      --------
    Corporate......................................     (0.3)          0.3         0.4           2.0
    Intersegment revenues..........................      1.8          (3.3)       (0.7)         (5.8)
                                                      ------        ------    --------      --------
        Total segment revenues including Closed
          Block....................................    237.8         752.2     1,780.9       2,286.3
Adjustments to segment revenues:
        Adjustment for Closed Block................    (18.1)        (20.9)      (73.7)        (80.1)
        Net realized (losses) gains................    (14.6)          8.3       109.4          53.4
                                                      ------        ------    --------      --------
      Total revenues...............................   $205.1        $739.6    $1,816.6      $2,259.6
                                                      ======        ======    ========      ========
Segment income (loss) before income taxes and
 minority interest:
    Risk Management................................   $--           $ 50.2    $   85.1      $  122.8
                                                      ------        ------    --------      --------
    Asset Accumulation
      Allmerica Financial Services.................     54.9          37.5       152.1         123.9
      Allmerica Asset Management...................      4.7           6.9        17.2          17.0
                                                      ------        ------    --------      --------
        Subtotal...................................     59.6          44.4       169.3         140.9
                                                      ------        ------    --------      --------
    Corporate......................................     (3.6)         (8.1)      (28.9)        (29.3)
                                                      ------        ------    --------      --------
Segment income before income taxes and minority
 interest..........................................     56.0          86.5       225.5         234.4
Adjustments to segment income:
    Net realized investment gains, net of
      amortization.................................    (15.9)          4.9       115.0          43.8
    Other items....................................    --            (56.5)      --            (57.3)
                                                      ------        ------    --------      --------
Income from continuing operations before taxes and
 minority interest.................................   $ 40.1        $ 34.9    $  340.5      $  220.9
                                                      ======        ======    ========      ========

                                                IDENTIFIABLE ASSETS             DEFERRED ACQUISITION COSTS
                                         ---------------------------------   ---------------------------------
                                          (UNAUDITED)                         (UNAUDITED)
                                         SEPTEMBER 30,       DECEMBER 31,    SEPTEMBER 30,       DECEMBER 31,
(IN MILLIONS)                                 1999               1998             1999               1998
-------------                            --------------      -------------   --------------      -------------
Risk Management........................    $   571.0           $ 6,216.8        $    6.6           $  167.5
                                           ---------           ---------        --------           --------
Asset Accumulation
    Allmerica Financial Services.......     20,842.7            19,403.1         1,157.6              993.1
    Allmerica Asset Management.........      2,225.8             1,810.9             0.4                0.6
                                           ---------           ---------        --------           --------
    Subtotal...........................     23,068.5            21,214.0         1,158.0              993.7
Corporate..............................      --                     33.8         --                  --
                                           ---------           ---------        --------           --------
      Total............................    $23,639.5           $27,464.6        $1,164.6           $1,161.2
                                           =========           =========        ========           ========

9.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. The Company recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

                               GROUP VEL ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                              Investment
                                                                                Growth       Grade Income     Money Market
                                                                             ------------  ----------------  --------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $      462    $          269    $        251
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)              -                 -               -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .              -                 -               -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .              -                 -               -
                                                                             ------------  ----------------  --------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            462               269             251

LIABILITIES:                                                                           -                 -               -
                                                                             ------------  ----------------  --------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      462    $          269    $        251
                                                                             ============  ================  ==============
                                                                             ============  ================  ==============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $        -    $            -    $          -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .            462               269             251
                                                                             ============  ================  ==============
                                                                              $      462    $          269    $        251
                                                                             ============  ================  ==============
                                                                             ============  ================  ==============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .            200               200             200
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $ 2.309593    $     1.344856    $   1.254094


                                                                                                                      SELECT
                                                                              EQUITY INDEX    GOVERNMENT BOND    AGGRESSIVE GROWTH
                                                                             --------------  -----------------  -------------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $        528    $           259    $             428
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                -                  -                    -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                -                  -                    -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                -                  -                    -
                                                                             --------------  -----------------  -------------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              528                259                  428

LIABILITIES:                                                                             -                  -                    -
                                                                             --------------  -----------------  -------------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $        528    $           259    $             428
                                                                             ==============  =================  ===================
                                                                             ==============  =================  ===================

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $          -    $             -    $               -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .              528                259                  428
                                                                             ==============  =================  ===================
                                                                              $        528    $           259    $             428
                                                                             ==============  =================  ===================
                                                                             ==============  =================  ===================
     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .              200                200                  200
                                                                              $   2.638364    $      1.293095    $        2.139771


                                                                                                     Select
                                                                              Select Growth     Growth and Income
                                                                             ---------------   -------------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $         545     $             442
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                 -                     -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                 -                     -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                 -                     -
                                                                             ---------------   -------------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               545                   442

LIABILITIES:                                                                              -                     -
                                                                             ---------------   -------------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $         545     $             442
                                                                             ===============   ===================
                                                                             ===============   ===================

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $           -     $               -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .               545                   442
                                                                             ===============   ===================
                                                                              $         545     $             442
                                                                             ===============   ===================
                                                                             ===============   ===================
     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .               200                   200
                                                                              $    2.723955     $        2.208552

(a) For the period ended September 30, 1999, there were no transactions.


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                                Select            Select
                                                                              Select Value    International      Capital
                                                                              Opportunity        Equity        Appreciation
                                                                             --------------  ---------------  --------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $        327    $         366    $        409
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                -                -               -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                -                -               -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                -                -               -
                                                                             ==============  ===============  ==============
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              327              366             409

LIABILITIES:
                                                                             --------------  ---------------  --------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $        327    $         366    $        409
                                                                             ==============  ===============  ==============
                                                                             ==============  ===============  ==============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $          -    $           -    $          -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .              327              366             409
                                                                             ==============  ===============  ==============
                                                                              $        327    $         366    $        409
                                                                             ==============  ===============  ==============
                                                                             ==============  ===============  ==============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .              200              200             200
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $   1.632495    $    1.830828    $   2.043611


                                                                                Select        Select
                                                                               Emerging      Strategic     Fidelity VIP
                                                                              Markets(a)     Growth(a)      High Income
                                                                             ------------   -----------   --------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $        -     $       -     $          -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)              -             -              296
Investment in shares of T. Rowe Price International Series, Inc.. . . . .              -             -                -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .              -             -                -
                                                                             ------------   -----------   --------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -             -              296

LIABILITIES:
                                                                             ============   ===========   ==============
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $        -     $       -     $        296
                                                                             ============   ===========   ==============
                                                                             ============   ===========   ==============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $        -     $       -     $          -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .              -             -              296
                                                                             ============   ===========   ==============
                                                                              $        -     $       -     $        296
                                                                             ============   ===========   ==============
                                                                             ============   ===========   ==============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .              -             -              200
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $ 1.000000     $1.000000     $   1.477842



                                                                              Fidelity VIP     Fidelity VIP
                                                                              Equity-Income       Growth
                                                                             ---------------  --------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $           -    $          -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)               404             548
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                 -               -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                 -               -
                                                                             ===============  ==============
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               404             548

LIABILITIES:
                                                                             ---------------  --------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $         404    $        548
                                                                             ===============  ==============
                                                                             ===============  ==============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $           -    $          -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .               404             548
                                                                             ===============  ==============
                                                                              $         404    $        548
                                                                             ===============  ==============
                                                                             ===============  ==============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .               200             200
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $    2.021273    $   2.739310

(a) For the period ended September 30, 1999, there were no transactions.


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                              Fidelity VIP    Fidelity VIP II    Fidelity VIP II
                                                                                Overseas       Asset Manager       Contrafund(a)
                                                                             --------------  -----------------  -----------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $          -    $             -    $             -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)              350                365                  -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                -                  -                  -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                -                  -                  -
                                                                             --------------  -----------------  -----------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              350                365                  -

LIABILITIES:
                                                                             --------------  -----------------  -----------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $        350    $           365    $             -
                                                                             --------------  -----------------  -----------------
                                                                             --------------  -----------------  -----------------

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $          -    $             -    $             -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .              350                365                  -
                                                                             --------------  -----------------  -----------------
                                                                              $        350    $           365    $             -
                                                                             --------------  -----------------  -----------------
                                                                             --------------  -----------------  -----------------

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .              200                200                  -
                                                                              $   1.749731    $      1.826863    $      1.000000


                                                                              FIDELITY VIP III    FIDELITY VIP II
                                                                              Balanced Fund(a)      Index 500(a)
                                                                             ------------------  -----------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $              -    $             -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                    -                  -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                    -                  -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                    -                  -
                                                                             ------------------  -----------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    -                  -

LIABILITIES:
                                                                             ------------------  -----------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $              -    $             -
                                                                             ------------------  -----------------
                                                                             ------------------  -----------------

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $              -    $             -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .                    -                  -
                                                                             ------------------  -----------------
                                                                              $              -    $             -
                                                                             ------------------  -----------------
                                                                             ------------------  -----------------

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .                    -                  -
                                                                              $       1.000000    $      1.000000


                                                                                  T. Rowe Price
                                                                              International Stock(a)
                                                                             ------------------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $                    -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                          -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                          -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                          -
                                                                             ------------------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          -

LIABILITIES:
                                                                             ------------------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $                    -
                                                                             ------------------------
                                                                             ------------------------

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $                    -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .                          -
                                                                             ------------------------
                                                                              $                    -
                                                                             ------------------------
                                                                             ------------------------

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .                          -
                                                                              $             1.000000

(a) For the period ended September 30, 1999, there were no transactions.


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                    DGPF                                DGPF
                                                                                  Decatur             DGPF            Capital
                                                                              Total Return(a)     Delchester(a)     Reserves(a)
                                                                             =================   ===============   =============
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $             -     $           -     $         -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                   -                 -               -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                   -                 -               -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                   -                 -               -
                                                                             =================   ===============   =============
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   -                 -               -

LIABILITIES:
                                                                             -----------------   ---------------   -------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $             -     $           -     $         -
                                                                             =================   ===============   =============
                                                                             =================   ===============   =============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $             -     $           -     $         -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .                   -                 -               -
                                                                             =================   ===============   =============
                                                                              $             -     $           -     $         -
                                                                             =================   ===============   =============
                                                                             =================   ===============   =============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .                   -                 -               -
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $      1.000000     $    1.000000     $  1.000000


                                                                                 DGPF
                                                                                 Cash          DGPF          DGPF
                                                                              Reserve(a)    DelCap(a)     Delaware(a)
                                                                             ============  ===========   =-===========
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $        -    $       -     $         -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)              -            -               -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .              -            -               -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .              -            -               -
                                                                             ============  ===========   =-===========
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -            -               -

LIABILITIES:
                                                                             ------------  -----------   -------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $        -    $       -     $         -
                                                                             ============  ===========   =-===========
                                                                             ============  ===========   =-===========

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $        -    $       -     $         -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .              -            -               -
                                                                             ============  ===========   =-===========
                                                                              $        -    $       -     $         -
                                                                             ============  ===========   =-===========
                                                                             ============  ===========   =-===========

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .              -            -               -
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $ 1.000000    $1.000000     $  1.000000


                                                                                                         DGPF
                                                                                     DGPF             Small Cap
                                                                              International Equity     Value(a)
                                                                             ======================  ============
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $                  -    $        -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                        -             -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                        -             -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                      327             -
                                                                             ======================  ============
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      327             -

LIABILITIES:
                                                                             ----------------------  ------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $                327    $        -
                                                                             ======================  ============
                                                                             ======================  ============

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $                  -    $        -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .                      327             -
                                                                             ======================  ============
                                                                              $                327    $        -
                                                                             ======================  ============
                                                                             ======================  ============

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .                      200             -
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $           1.634763    $ 1.000000

(a) For the period ended September 30, 1999, there were no transactions.


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                              DGPF                          DGPF
                                                                                 DGPF       Strategic        DGPF        Emerging
                                                                               Trend(a)     Income(a)      Devon(a)     Markets(a)
                                                                             -----------   -----------   -----------   ------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $       -     $       -     $       -     $        -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)             -             -             -              -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .             -             -             -              -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .             -             -             -              -
                                                                             -----------   -----------   -----------   ------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             -             -             -              -

LIABILITIES:
                                                                             -----------   -----------   -----------   ------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $       -     $       -     $       -     $        -
                                                                             -----------   -----------   -----------   ------------
                                                                             -----------   -----------   -----------   ------------

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $       -     $       -     $       -     $        -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .             -             -             -              -
                                                                             -----------   -----------   -----------   ------------
                                                                              $       -     $       -     $       -     $        -
                                                                             -----------   -----------   -----------   ------------
                                                                             -----------   -----------   -----------   ------------

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .             -             -             -              -
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $1.000000     $1.000000     $1.000000     $ 1.000000


                                                                                  DGPF                        DGPF
                                                                                 Social          DGPF      Aggressive
                                                                              Awareness(a)     REIT(a)      Growth(a)
                                                                             --------------  -----------  ------------
Investments in shares of Allmerica Investment Trust . . . . . . . . . . .     $          -    $       -    $        -
Investments in shares of Fidelity Variable Insurance Products Funds (VIP)                -            -             -
Investment in shares of T. Rowe Price International Series, Inc.. . . . .                -            -             -
Investment in shares of Delaware Group Premium Fund, Inc. . . . . . . . .                -            -             -
                                                                             --------------  -----------  ------------
    Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                -            -             -

LIABILITIES:
                                                                             --------------  -----------  ------------
    Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $          -    $       -    $        -
                                                                             --------------  -----------  ------------

Net asset distribution by category:
  Variable life policies. . . . . . . . . . . . . . . . . . . . . . . . .     $          -    $       -    $        -
  Value of investment by First Allmerica Financial Life Insurance
    Company (Sponsor) . . . . . . . . . . . . . . . . . . . . . . . . . .                -            -             -
                                                                             --------------  -----------  ------------
                                                                              $          -    $       -    $        -
                                                                             --------------  -----------  ------------

     Units outstanding, September 30, 1999. . . . . . . . . . . . . . . .                -            -             -
     Net asset value per unit, September 30, 1999 . . . . . . . . . . . .     $   1.000000    $1.000000    $ 1.000000

(a) For the period ended September 30, 1999, there were no transactions.


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

                            STATEMENTS OF OPERATIONS
              FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                  Growth        Investment Grade Income      Money Market
                                                              --------------  ---------------------------  ----------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $          3    $                      12    $            9

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .               -                            -                 -
                                                              --------------  ---------------------------  ----------------
  Net investment income (loss). . . . . . . . . . . . . . .               3                           12                 9
                                                              --------------  ---------------------------  ----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .              45                            -                 -
  Net realized gain (loss) from sales of investments. . . .               -                            -                 -
                                                              --------------  ---------------------------  ----------------
     Net realized gain (loss) . . . . . . . . . . . . . . .              45                            -                 -
  Net unrealized gain (loss). . . . . . . . . . . . . . . .             (22)                         (17)                -
                                                              --------------  ---------------------------  ----------------

     Net realized and unrealized  gain (loss) . . . . . . .              23                          (17)                -
                                                              --------------  ---------------------------  ----------------
     Net increase in net assets from operations . . . . . .    $         26    $                      (5)   $            9
                                                              --------------  ---------------------------  ----------------
                                                              --------------  ---------------------------  ----------------


                                                                Equity Index      Government Bond      Select Aggressive Growth
                                                              ----------------  -------------------  ----------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $            4    $              11    $                        -

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                 -                    -                             -
                                                              ----------------  -------------------  ----------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                 4                   11                             -
                                                              ----------------  -------------------  ----------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                 1                    -                             -
  Net realized gain (loss) from sales of investments. . . .                 -                    -                             -
                                                              ----------------  -------------------  ----------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                 1                    -                             -
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                10                  (11)                           35
                                                              ----------------  -------------------  ----------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                11                  (11)                           35
                                                              ----------------  -------------------  ----------------------------
     Net increase in net assets from operations . . . . . .    $           15    $               -    $                       35
                                                              ----------------  -------------------  ----------------------------
                                                              ----------------  -------------------  ----------------------------


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

               FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                Select Growth      Select Growth and Income
                                                              -----------------  ----------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $             -    $                        4

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                  -                             -
                                                              -----------------  ----------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                  -                             4
                                                              -----------------  ----------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                 18                            34
  Net realized gain (loss) from sales of investments. . . .                  -                             -
                                                              -----------------  ----------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                 18                            34
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                (12)                          (18)
                                                              -----------------  ----------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                  6                            16
                                                              -----------------  ----------------------------
     Net increase in net assets from operations . . . . . .    $             6    $                       20
                                                              -----------------  ----------------------------
                                                              -----------------  ----------------------------


                                                                Select Value Opportunity     Select International Equity
                                                              ----------------------------  -----------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $                        -    $                         -

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                             -                              -
                                                              ----------------------------  -----------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                             -                              -
                                                              ----------------------------  -----------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                            21                              -
  Net realized gain (loss) from sales of investments. . . .                             -                              -
                                                              ----------------------------  -----------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                            21                              -
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                           (66)                            25
                                                              ----------------------------  -----------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                           (45)                            25
                                                              ----------------------------  -----------------------------
     Net increase in net assets from operations . . . . . .    $                      (45)   $                        25
                                                              ----------------------------  -----------------------------
                                                              ----------------------------  -----------------------------


                                                                Select Capital Appreciation      Fidelity VIP High Income
                                                              -------------------------------   --------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $                           -     $                     26

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                                -                            -
                                                              -------------------------------   --------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                                -                           26
                                                              -------------------------------   --------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                                1                            1
  Net realized gain (loss) from sales of investments. . . .                                -                            -
                                                              -------------------------------   --------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                                1                            1
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                               16                          (16)
                                                              -------------------------------   --------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                               17                          (15)
                                                              -------------------------------   --------------------------
     Net increase in net assets from operations . . . . . .    $                          17     $                     11
                                                              -------------------------------   --------------------------
                                                              -------------------------------   --------------------------


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

               FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                               Fidelity VIP Equity-Income      Fidelity VIP Growth
                                                              ----------------------------   -----------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $                        6     $                   1

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                             -                         -
                                                              ----------------------------   -----------------------
  Net investment income (loss). . . . . . . . . . . . . . .                             6                         1
                                                              ----------------------------   -----------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                            13                        55
  Net realized gain (loss) from sales of investments. . . .                             -                         -
                                                              ----------------------------   -----------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                            13                        55
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                            (7)                       (1)
                                                              ----------------------------   -----------------------

     Net realized and unrealized  gain (loss) . . . . . . .                             6                        54
                                                              ----------------------------   -----------------------
     Net increase in net assets from operations . . . . . .    $                       12     $                  55
                                                              ----------------------------   -----------------------
                                                              ----------------------------   -----------------------


                                                               Fidelity VIP Overseas    Fidelity VIP II Asset Manager
                                                              -----------------------  -------------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $                   5    $                          12

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                        -                                -
                                                              -----------------------  -------------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                        5                               12
                                                              -----------------------  -------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                        8                               15
  Net realized gain (loss) from sales of investments. . . .                        -                                -
                                                              -----------------------  -------------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                        8                               15
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                       31                              (19)
                                                              -----------------------  -------------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                       39                               (4)
                                                              -----------------------  -------------------------------
     Net increase in net assets from operations . . . . . .    $                  44    $                           8
                                                              -----------------------  -------------------------------
                                                              -----------------------  -------------------------------


                                                               DGPF International Equity
                                                              ---------------------------
INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $                       7

EXPENSES:
  Mortality and expense risk fees . . . . . . . . . . . . .                            -
                                                              ---------------------------
  Net investment income (loss). . . . . . . . . . . . . . .                            7
                                                              ---------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors . . .                            -
  Net realized gain (loss) from sales of investments. . . .                            -
                                                              ---------------------------
     Net realized gain (loss) . . . . . . . . . . . . . . .                            -
  Net unrealized gain (loss). . . . . . . . . . . . . . . .                           13
                                                              ---------------------------

     Net realized and unrealized  gain (loss) . . . . . . .                           13
                                                              ---------------------------
     Net increase in net assets from operations . . . . . .    $                      20
                                                              ---------------------------
                                                              ---------------------------


   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                  Growth                 Investment Grade Income
                                                                        --------------------------   ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .   $                      3     $                         12
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                         45                                -
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                        (22)                             (17)
                                                                        --------------------------   ------------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                         26                               (5)
                                                                        --------------------------   ------------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          -                                -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          -                                -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                          -                                -
  Transfers between sub-accounts (including fixed account), net. . . .                          -                                -
  Other transfers from (to) the General Account. . . . . . . . . . . .                          7                                3
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                          -                                -
                                                                        --------------------------   ------------------------------
    Net increase (decrease) in net assets from policy transactions . .                          7                                3
                                                                        --------------------------   ------------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                         33                               (2)


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                        429                              271
                                                                        --------------------------   ------------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                    462     $                        269
                                                                        --------------------------   ------------------------------
                                                                        --------------------------   ------------------------------


                                                                               Money Market             Equity Index
                                                                        ------------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .   $                    9    $                   4
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                        -                        1
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                        -                       10
                                                                        ------------------------  -----------------------
    Net increase (decrease) in net assets from operations. . . . . . .                        9                       15
                                                                        ------------------------  -----------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        -                        -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        -                        -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                        -                        -
  Transfers between sub-accounts (including fixed account), net. . . .                        -                        -
  Other transfers from (to) the General Account. . . . . . . . . . . .                        -                       10
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                        -                        -
                                                                        ------------------------  -----------------------
    Net increase (decrease) in net assets from policy transactions . .                        -                       10
                                                                        ------------------------  -----------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                        9                       25


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                      242                      503
                                                                        ------------------------  -----------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                  251    $                 528
                                                                        ------------------------  -----------------------
                                                                        ------------------------  -----------------------


                                                                              Government Bond
                                                                        -------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .   $                    11
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                         -
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                       (11)
                                                                        -------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                         -
                                                                        -------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                         -
  Transfers between sub-accounts (including fixed account), net. . . .                         -
  Other transfers from (to) the General Account. . . . . . . . . . . .                         1
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                         -
                                                                        -------------------------
    Net increase (decrease) in net assets from policy transactions . .                         1
                                                                        -------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                         1


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                       258
                                                                        -------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                   259
                                                                        -------------------------
                                                                        -------------------------

   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

               FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                            Select Aggressive Growth         Select Growth
                                                                          ----------------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .     $                        -    $                   -
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                              -                       18
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                             35                      (12)
                                                                          ----------------------------  -----------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                             35                        6
                                                                          ----------------------------  -----------------------
    Net increase (decrease) in net assets from operations. . . . . . .                             35                        6
                                                                          ----------------------------  -----------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                        -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                        -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                              -                        -
  Transfers between sub-accounts (including fixed account), net. . . .                              -                        -
  Other transfers from (to) the General Account. . . . . . . . . . . .                              5                       16
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                              -                        -
                                                                          ----------------------------  -----------------------
    Net increase (decrease) in net assets from policy transactions . .                              5                       16
                                                                          ----------------------------  -----------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                             40                       22


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                            388                      523
                                                                          ----------------------------  -----------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $                      428    $                 545
                                                                          ----------------------------  -----------------------
                                                                          ----------------------------  -----------------------


                                                                            Select Growth and Income     Select Value Opportunity
                                                                          ----------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .     $                        4    $                      -
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                             34                          21
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                            (18)                        (66)
                                                                          ----------------------------  --------------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                             16                         (45)
                                                                          ----------------------------  --------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                             20                         (45)
                                                                          ----------------------------  --------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                           -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                           -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                              -                           -
  Transfers between sub-accounts (including fixed account), net. . . .                              -                           -
  Other transfers from (to) the General Account. . . . . . . . . . . .                              4                           -
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                              -                           -
                                                                          ----------------------------  --------------------------
    Net increase (decrease) in net assets from policy transactions . .                              4                           -
                                                                          ----------------------------  --------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                             24                         (45)


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                            418                         372
                                                                          ----------------------------  --------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $                      442    $                    327
                                                                          ----------------------------  --------------------------
                                                                          ----------------------------  --------------------------


                                                                            Select International Equity
                                                                          -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .     $                           -
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                                 -
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                                25
                                                                          -------------------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                                25
                                                                          -------------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                                25
                                                                          -------------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                                 -
  Transfers between sub-accounts (including fixed account), net. . . .                                 -
  Other transfers from (to) the General Account. . . . . . . . . . . .                                 5
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                                 -
                                                                          -------------------------------
    Net increase (decrease) in net assets from policy transactions . .                                 5
                                                                          -------------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                                30


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                               336
                                                                          -------------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $                         366
                                                                          -------------------------------
                                                                          -------------------------------


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

               FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                          Select Capital Appreciation    Fidelity VIP High Income
                                                                         -----------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .    $                         -    $                     26
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                              1                           1
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                             16                         (16)
                                                                         -----------------------------  --------------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                             17                         (15)
                                                                         -----------------------------  --------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                             17                          11
                                                                         -----------------------------  --------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                           -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -                           -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                              -                           -
  Transfers between sub-accounts (including fixed account), net. . . .                              -                           1
  Other transfers from (to) the General Account. . . . . . . . . . . .                             (2)                          -
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                              -                           -
                                                                         -----------------------------  --------------------------
    Net increase (decrease) in net assets from policy transactions . .                             (2)                          1
                                                                         -----------------------------  --------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                             15                          12


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                            394                         284
                                                                         -----------------------------  --------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $                       409    $                    296
                                                                         -----------------------------  --------------------------
                                                                         -----------------------------  --------------------------


                                                                            Fidelity VIP Equity-Income      Fidelity VIP Growth
                                                                         ------------------------------  -----------------------

INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .    $                          6    $                   1
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                              13                       55
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                              (7)                      (1)
                                                                         ------------------------------  -----------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                               6                       54
                                                                         ------------------------------  -----------------------
    Net increase (decrease) in net assets from operations. . . . . . .                              12                       55
                                                                         ------------------------------  -----------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               -                        -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               -                        -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                               -                        -
  Transfers between sub-accounts (including fixed account), net. . . .                              (1)                       1
  Other transfers from (to) the General Account. . . . . . . . . . . .                               -                        -
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                               -                        -
                                                                         ------------------------------  -----------------------
    Net increase (decrease) in net assets from policy transactions . .                              (1)                       1
                                                                         ------------------------------  -----------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                              11                       56


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                             393                      492
                                                                         ------------------------------  -----------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $                        404    $                 548
                                                                         ------------------------------  -----------------------
                                                                         ------------------------------  -----------------------


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

               FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                           Fidelity VIP Overseas     Fidelity VIP II Asset Manager
                                                                         -------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .    $                     5    $                          12
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                          8                               15
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                         31                              (19)
                                                                         -------------------------  -------------------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                         39                               (4)
                                                                         -------------------------  -------------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                         44                                8
                                                                         -------------------------  -------------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          -                                -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          -                                -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                          -                                -
  Transfers between sub-accounts (including fixed account), net. . . .                          -                               (1)
  Other transfers from (to) the General Account. . . . . . . . . . . .                          -                                -
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                          -                                -
                                                                         -------------------------  -------------------------------
    Net increase (decrease) in net assets from policy transactions . .                          -                               (1)
                                                                         -------------------------  -------------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                         44                                7


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                        306                              358
                                                                         -------------------------  -------------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $                   350    $                         365
                                                                         -------------------------  -------------------------------
                                                                         -------------------------  -------------------------------


                                                                            DGPF International Equity
                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) . . . . . . . . . . . . . . . . . . .    $                         7
    Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . .                              -
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . . . . .                             13
                                                                         -----------------------------
    Net realized and unrealized gain (loss). . . . . . . . . . . . . .                             13
                                                                         -----------------------------
    Net increase (decrease) in net assets from operations. . . . . . .                             20
                                                                         -----------------------------

 FROM POLICY TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -
  Terminations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              -
  Insurance and other charges  . . . . . . . . . . . . . . . . . . . .                              -
  Transfers between sub-accounts (including fixed account), net. . . .                              -
  Other transfers from (to) the General Account. . . . . . . . . . . .                              -
  Net increase (decrease) in investment by Sponsor . . . . . . . . . .                              -
                                                                         -----------------------------
    Net increase (decrease) in net assets from policy transactions . .                              -
                                                                         -----------------------------

    Net increase (decrease) in net assets. . . . . . . . . . . . . . .                             20


NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .                            307
                                                                         -----------------------------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $                       327
                                                                         -----------------------------
                                                                         -----------------------------


   The accompanying notes are an integral part of these financial statements.

                                GROUP VEL ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

      The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 13, 1996 (initial investment by the Company occurred on May 1, 1995), for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

      Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers thirty-seven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), all of which are managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T.Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of The Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd. The Trust, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, T. Rowe Price, and DGPF (the Funds) are open-end, management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

      FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
REVENUES
    Premiums................................................  $2,303.9   $2,311.0   $2,236.3
    Universal life and investment product policy fees.......     296.6      237.3      197.2
    Net investment income...................................     613.7      641.8      670.8
    Net realized investment gains...........................      62.6       76.5       66.8
    Other income............................................     142.6      117.6      108.4
                                                              --------   --------   --------
        Total revenues......................................   3,419.4    3,384.2    3,279.5
                                                              --------   --------   --------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................   2,050.2    2,004.6    1,957.0
    Policy acquisition expenses.............................     452.8      425.1      470.1
    Sales practice litigation...............................      31.0      --         --
    Loss from exiting reinsurance pools.....................      25.3      --         --
    Loss from cession of disability income business.........     --          53.9      --
    Restructuring costs.....................................      13.0      --         --
    Other operating expenses................................     559.0      523.7      503.2
                                                              --------   --------   --------
        Total benefits, losses and expenses.................   3,131.3    3,007.3    2,930.3
                                                              --------   --------   --------
Income before federal income taxes..........................     288.1      376.9      349.2
                                                              --------   --------   --------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................      67.6       83.3       96.8
    Deferred................................................     (15.4)      14.2      (15.7)
                                                              --------   --------   --------
        Total federal income tax expense....................      52.2       97.5       81.1
                                                              --------   --------   --------
Income before minority interest.............................     235.9      279.4      268.1
    Minority interest.......................................     (55.0)     (79.4)     (74.6)
                                                              --------   --------   --------
Net income..................................................  $  180.9   $  200.0   $  193.5
                                                              ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1998        1997
-------------                                                 ---------   ---------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
     $7,520.8 and $6,992.8).................................  $ 7,683.9   $ 7,253.5
    Equity securities at fair value (cost of $253.1 and
     $341.1)................................................      397.1       479.0
    Mortgage loans..........................................      562.3       567.5
    Real estate.............................................       20.4        50.3
    Policy loans............................................      154.3       141.9
    Other long-term investments.............................      142.7       148.3
                                                              ---------   ---------
        Total investments...................................    8,960.7     8,640.5
                                                              ---------   ---------
  Cash and cash equivalents.................................      504.0       213.9
  Accrued investment income.................................      141.0       141.8
  Deferred policy acquisition costs.........................    1,161.2       965.5
                                                              ---------   ---------
  Reinsurance receivables:
    Future policy benefits..................................      322.6       307.1
    Outstanding claims, losses and loss adjustment
     expenses...............................................      652.2       626.7
    Other...................................................      161.6       106.4
                                                              ---------   ---------
        Total reinsurance receivables.......................    1,136.4     1,040.2
                                                              ---------   ---------
  Deferred federal income taxes.............................       19.4      --
  Premiums, accounts and notes receivable...................      510.5       554.4
  Other assets..............................................      530.6       373.0
  Closed Block assets.......................................      803.1       806.7
  Separate account assets...................................   13,697.7     9,755.4
                                                              ---------   ---------
        Total assets........................................  $27,464.6   $22,491.4
                                                              =========   =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,802.2   $ 2,598.5
    Outstanding claims, losses and loss adjustment
     expenses...............................................    2,815.9     2,825.0
    Unearned premiums.......................................      843.2       846.8
    Contractholder deposit funds and other policy
     liabilities............................................    2,637.0     1,852.7
                                                              ---------   ---------
        Total policy liabilities and accruals...............    9,098.3     8,123.0
                                                              ---------   ---------
  Expenses and taxes payable................................      681.9       662.6
  Reinsurance premiums payable..............................       50.2        37.7
  Short-term debt...........................................      221.3        33.0
  Deferred federal income taxes.............................     --            12.9
  Long-term debt............................................     --             2.6
  Closed Block liabilities..................................      872.0       885.6
  Separate account liabilities..............................   13,691.5     9,749.7
                                                              ---------   ---------
        Total liabilities...................................   24,615.2    19,507.1
                                                              ---------   ---------
  Minority interest.........................................      532.9       748.9
  Commitments and contingencies (Notes 13 and 18)
SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized,
    500,000 shares issued and outstanding...................        5.0         5.0
  Additional paid-in capital................................      444.0       453.7
  Accumulated other comprehensive income....................      169.2       209.3
  Retained earnings.........................................    1,698.3     1,567.4
                                                              ---------   ---------
        Total shareholder's equity..........................    2,316.5     2,235.4
                                                              ---------   ---------
        Total liabilities and shareholder's equity..........  $27,464.6   $22,491.4
                                                              =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
COMMON STOCK................................................  $    5.0   $    5.0   $    5.0
                                                              --------   --------   --------
ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................     453.7      392.4      392.4
    Contributed from parent.................................     --          61.3      --
    Loss on change of interest -- Allmerica P&C.............      (9.7)     --         --
                                                              --------   --------   --------
    Balance at end of period................................     444.0      453.7      392.4
                                                              --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net unrealized appreciation on investments:
    Balance at beginning of period..........................     209.3      131.4      153.0
    Appreciation (depreciation) during the period:
    Net (depreciation) appreciation on available-for-sale
      securities............................................     (82.4)     170.9      (35.1)
    Benefit (provision) for deferred federal income taxes...      28.9      (59.8)      11.8
    Minority interest.......................................      13.4      (33.2)       1.7
                                                              --------   --------   --------
                                                                 (40.1)      77.9      (21.6)
                                                              --------   --------   --------
    Balance at end of period................................     169.2      209.3      131.4
                                                              --------   --------   --------
RETAINED EARNINGS
    Balance at beginning of period..........................   1,567.4    1,367.4    1,173.9
    Net income..............................................     180.9      200.0      193.5
    Dividend to shareholder.................................     (50.0)     --         --
                                                              --------   --------   --------
    Balance at end of period................................   1,698.3    1,567.4    1,367.4
                                                              --------   --------   --------
        Total shareholder's equity..........................  $2,316.5   $2,235.4   $1,896.2
                                                              ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Net income..................................................   $180.9     $200.0     $193.5
                                                               ------     ------     ------
Other comprehensive income:
  Net (depreciation) appreciation on available-for-sale
    securities..............................................    (82.4)     170.9      (35.1)
  Benefit (provision) for deferred federal income taxes.....     28.9      (59.8)      11.8
  Minority interest.........................................     13.4      (33.2)       1.7
                                                               ------     ------     ------
    Other comprehensive income..............................    (40.1)      77.9      (21.6)
                                                               ------     ------     ------
  Comprehensive income......................................   $140.8     $277.9     $171.9
                                                               ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998        1997        1996
-------------                                                 ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $   180.9   $   200.0   $   193.5
    Adjustments to reconcile net income to net cash provided
     by operating activities:
        Minority interest...................................       55.0        79.4        74.6
        Net realized gains..................................      (62.7)      (77.8)      (66.8)
        Net amortization and depreciation...................       20.7        31.6        44.7
        Deferred federal income taxes.......................      (15.4)       14.2       (15.7)
        Loss from exiting reinsurance pools.................       25.3      --          --
        Sales practice litigation expense...................       31.0      --          --
        Payment related to exiting reinsurance pools........      (30.3)     --          --
        Loss from cession of disability income business.....     --            53.9      --
        Payment related to cession of disability income
        business............................................     --          (207.0)     --
        Change in deferred acquisition costs................     (185.8)     (189.7)      (73.9)
        Change in premiums and notes receivable, net of
        reinsurance payable.................................       56.7       (15.1)      (16.8)
        Change in accrued investment income.................        0.8         7.1        16.7
        Change in policy liabilities and accruals, net......      168.1      (134.9)     (184.3)
        Change in reinsurance receivable....................     (115.4)       27.2       123.8
        Change in expenses and taxes payable................       (3.3)       49.4        26.0
        Separate account activity, net......................      (48.5)     --             5.2
        Other, net..........................................      (63.8)       20.4        38.5
                                                              ---------   ---------   ---------
        Net cash provided by (used in) operating
        activities..........................................       13.3      (141.3)      165.5
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
     available-for-sale fixed maturities....................    1,929.1     2,892.9     3,985.8
    Proceeds from disposals of equity securities............      285.3       162.7       228.7
    Proceeds from disposals of other investments............      120.8       116.3        99.3
    Proceeds from mortgages matured or collected............      171.2       204.7       176.9
    Purchase of available-for-sale fixed maturities.........   (2,588.4)   (2,596.0)   (3,771.1)
    Purchase of equity securities...........................     (119.9)      (67.0)      (90.9)
    Purchase of other investments...........................     (274.4)     (175.0)     (168.0)
    Capital expenditures....................................       (0.7)      (15.3)      (12.8)
    Purchase of minority interest in Citizens Corporation...     (195.9)     --          --
    Other investing activities, net.........................        5.1         1.3         4.3
                                                              ---------   ---------   ---------
        Net cash (used in) provided by investing
        activities..........................................     (667.8)      524.6       452.2
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits and interest credited to contractholder deposit
     funds..................................................    1,419.2       457.6       268.7
    Withdrawals from contractholder deposit funds...........     (625.0)     (647.1)     (905.0)
    Change in short-term debt...............................      188.3        (5.4)       10.4
    Change in long-term debt................................       (2.6)       (0.1)       (0.1)
    Dividend paid to parent.................................      (50.0)     --          --
    Dividends paid to minority shareholders.................     --            (9.4)       (3.9)
    Additional paid-in capital..............................     --             0.1      --
    Subsidiary treasury stock purchased, at cost............       (1.0)     (140.0)      (42.0)
                                                              ---------   ---------   ---------
        Net cash provided by (used in) financing
        activities..........................................      928.9      (344.3)     (671.9)
                                                              ---------   ---------   ---------
Net change in cash and cash equivalents.....................      274.4        39.0       (54.2)
Net change in cash held in the Closed Block.................       15.7        (1.0)       (6.5)
Cash and cash equivalents, beginning of period..............      213.9       175.9       236.6
                                                              ---------   ---------   ---------
Cash and cash equivalents, end of period....................  $   504.0   $   213.9   $   175.9
                                                              =========   =========   =========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid...............................................  $     7.3   $     3.6   $    18.6
Income taxes paid...........................................  $   133.5   $    66.3   $    72.0

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (a 70.06%-owned non-insurance holding company). The Closed Block (Note 1B) assets and liabilities at December 31, 1998 and 1997, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of Hanover, a wholly owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 3). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Allmerica P&C and a wholly owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there were 7 properties remaining in the Company's real estate portfolio, all of which are being actively marketed. As a result of the plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 7 1/4% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations. (Note 12)

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 which establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted

Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Revenue.....................................................  $3,405.1   $3,366.3
                                                              ========   ========
Net realized capital gains included in revenue..............  $   59.8   $   71.8
                                                              ========   ========
Income before taxes and minority interest...................     272.9      358.0
Income taxes................................................     (47.2)     (91.3)
Minority Interest:
    Equity in earnings......................................     (42.6)     (64.1)
                                                              --------   --------
Net income..................................................  $  183.1   $  202.6
                                                              ========   ========

On October 29, 1998, the Company announced that had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the Company, in its Corporate Risk Management Services segment, has exited its accident and health assumed reinsurance pool business, as well as its administrative services only business. Additionally, it has commenced the closing of nearly half of its nationwide Corporate Risk Management Services' sales offices, eliminated certain staff and discontinued certain automation initiatives. In addition to the aforementioned initiatives in the Corporate Risk Management Services segment, the Property and Casualty segment is consolidating its field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $13.0 million, in the fourth quarter of 1998. Approximately $5.5 million of this loss relates to severance and other employee related costs resulting from the elimination of 339 positions, of which 129 employees had been terminated as of December 31, 1998. In addition, contract terminations and lease cancellations resulted in losses of approximately $4.1 million and $3.4 million, respectively. During 1998, the Company made payments of approximately $1.6 million related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, of which $19.7 million relating to the Company's accident and health assumed reinsurance pool business has been utilized as of December 31, 1998. These pools consist primarily of the Corporate Risk Management Services segment's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1998 and 1997, Allmerica P&C redeemed 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $125.0 million and $195.0 million, respectively, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3% and 6.3%, respectively. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to the merger on July 16, 1997.

The Company's consolidated results of operations include minority interest in Allmerica P&C prior to July 16, 1997. The unaudited pro forma information below presents consolidated results of operations as if the merger and issuance of Capital Securities had occurred at the beginning of 1996 and reflects adjustments which include interest expense related to the assumed financing of a portion of the cash consideration paid and amortization of goodwill.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the merger and issuance of Capital Securities occurred at the beginning of 1996, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1997       1996
-------------                                                 --------   --------
Revenue.....................................................  $3,362.7   $3,246.4
                                                              ========   ========
Net realized capital gains included in revenue..............  $   63.0   $   46.7
                                                              ========   ========
Income before taxes and minority interest...................     353.0      311.6
Income taxes................................................     (89.6)     (68.7)
Minority Interest:
    Equity in earnings......................................     (75.5)     (67.3)
                                                              --------   --------
Net income..................................................  $  187.9   $  175.6
                                                              ========   ========

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                         1998
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $  192.8      $ 12.0       $ 24.5     $  180.3
States and political subdivisions.................   2,408.9        83.0          5.2      2,486.7
Foreign governments...............................     107.9         7.7          4.5        111.1
Corporate fixed maturities........................   4,293.3       167.8         81.9      4,379.2
Mortgage-backed securities........................     517.9        11.5          2.8        526.6
                                                    --------      ------       ------     --------
Total fixed maturities............................  $7,520.8      $282.0       $118.9     $7,683.9
                                                    ========      ======       ======     ========
Equity securities.................................  $  253.1      $151.1       $  7.1     $  397.1
                                                    ========      ======       ======     ========

                                                                         1997
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $  265.3      $  9.5       $  0.9     $  273.9
States and political subdivisions.................   2,200.6        78.3          3.1      2,275.8
Foreign governments...............................     110.8         8.5          2.2        117.1
Corporate fixed maturities........................   4,041.6       175.1         12.2      4,204.5
Mortgage-backed securities........................     374.5         9.7          2.0        382.2
                                                    --------      ------       ------     --------
Total fixed maturities............................  $6,992.8      $281.1       $ 20.4     $7,253.5
                                                    ========      ======       ======     ========
Equity securities.................................  $  341.1      $141.9       $  4.0     $  479.0
                                                    ========      ======       ======     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.4 million and $105.1 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
-------------                                                 ---------   --------
Due in one year or less.....................................  $  384.7    $  391.5
Due after one year through five years.......................   2,309.4     2,341.2
Due after five years through ten years......................   2,173.3     2,199.6
Due after ten years.........................................   2,653.4     2,751.6
                                                              --------    --------
Total.......................................................  $7,520.8    $7,683.9
                                                              ========    ========

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM     GROSS      GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES    GAINS      LOSSES
-------------                                                 ---------------   --------   --------
1998
Fixed maturities............................................       $  993.3      $18.2      $11.9
Equity securities...........................................       $  276.4      $76.3      $ 9.6

1997
Fixed maturities............................................       $1,894.8      $27.6      $16.2
Equity securities...........................................       $  145.5      $55.8      $ 1.3

1996
Fixed maturities............................................       $2,432.8      $19.3      $30.5
Equity securities...........................................       $  228.1      $56.1      $ 1.3

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1998
Net appreciation, beginning of year........................    $122.6        $ 86.7        $209.3
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (99.3)          4.4         (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens......................................      10.7          10.7          21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       6.3        --               6.3
Provision for deferred federal income taxes and minority
 interest..................................................      38.7         (11.6)         27.1
                                                               ------        ------        ------
                                                                (43.6)          3.5         (40.1)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 79.0        $ 90.2        $169.2
                                                               ======        ======        ======

1997
Net appreciation, beginning of year........................    $ 71.3        $ 60.1        $131.4
                                                               ------        ------        ------
Net appreciation (depreciation) on available-for-sale
 securities................................................      83.2          (5.9)         77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C.............................................      50.7          59.6         110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............     (16.7)       --             (16.7)
Provision for deferred federal income taxes and minority
 interest..................................................     (65.9)        (27.1)        (93.0)
                                                               ------        ------        ------
                                                                 51.3          26.6          77.9
                                                               ------        ------        ------
Net appreciation, end of year..............................    $122.6        $ 86.7        $209.3
                                                               ======        ======        ======

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1996
Net appreciation, beginning of year........................    $108.7        $ 44.3        $153.0
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (94.1)         35.9         (58.2)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............      23.1        --              23.1
Provision for deferred federal income taxes and minority
 interest..................................................      33.6         (20.1)         13.5
                                                               ------        ------        ------
                                                                (37.4)         15.8         (21.6)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 71.3        $ 60.1        $131.4
                                                               ======        ======        ======

(1) Includes net appreciation on other investments of $0.8 million, $1.8 million, and $0.6 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Mortgage loans..............................................   $562.3     $567.5
Real estate held for sale...................................     20.4       50.3
                                                               ------     ------
Total mortgage loans and real estate........................   $582.7     $617.8
                                                               ======     ======

Reserves for mortgage loans were $11.5 million and $20.7 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there were 7 properties remaining in the Company's portfolio, which are being actively marketed. As a result of the plan, during 1997 real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost of disposal of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Property type:
  Office building...........................................   $304.4     $265.1
  Residential...............................................     52.8       66.6
  Retail....................................................    108.5      132.8
  Industrial/warehouse......................................    110.0      107.2
  Other.....................................................     18.5       66.8
  Valuation allowances......................................    (11.5)     (20.7)
                                                               ------     ------
Total.......................................................   $582.7     $617.8
                                                               ======     ======

Geographic region:
  South Atlantic............................................   $136.1     $173.4
  Pacific...................................................    155.1      152.8
  East North Central........................................     80.5      102.0
  Middle Atlantic...........................................     61.2       73.8
  West South Central........................................     54.7       34.9
  New England...............................................     60.7       46.9
  Other.....................................................     45.9       54.7
  Valuation allowances......................................    (11.5)     (20.7)
                                                               ------     ------
Total.......................................................   $582.7     $617.8
                                                               ======     ======

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $84.7 million; 2000 -- $131.6 million; 2001 -- $33.9 million; 2002 -- $28.4 million; 2003 -- $42.5 million; and $241.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                   BALANCE AT                              BALANCE AT
(IN MILLIONS)                                      JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
-------------                                      ----------   ----------   ----------   ------------
1998
Mortgage loans...................................     $20.7        $(6.8)       $ 2.4         $11.5
                                                      =====        =====        =====         =====
1997
Mortgage loans...................................     $19.6        $ 2.5        $ 1.4         $20.7
Real estate......................................      14.9          6.0         20.9        --
                                                      -----        -----        -----         -----
    Total........................................     $34.5        $ 8.5        $22.3         $20.7
                                                      =====        =====        =====         =====
1996
Mortgage loans...................................     $33.8        $ 5.5        $19.7         $19.6
Real estate......................................      19.6        --             4.7          14.9
                                                      -----        -----        -----         -----
    Total........................................     $53.4        $ 5.5        $24.4         $34.5
                                                      =====        =====        =====         =====

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $22.0 million and $30.5 million, with related reserves of $6.0 million and $13.8 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $26.1 million, $30.8 million and $50.4 million, with related interest income while such loans were impaired of $3.2 million, $3.2 million and $5.8 million as of December 31, 1998, 1997 and 1996, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Futures contract activity increased significantly in 1998 due to the increase in sale of GICs. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding at December 31, 1998 was $92.7 million. There were no futures contracts outstanding at December 31, 1997. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $92.5 million at December 31, 1998.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging gains (losses) were $(1.8) million in 1998. There were no deferred hedging gains or losses in 1997. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.1 million of gains realized on ineffective hedges in 1998. There was no gain or loss in 1997 or 1996.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998        1997       1996
-------------                                                 ---------   --------   --------
Contracts outstanding, beginning of year....................  $  --        $(33.0)   $  74.7
New contracts...............................................    1,117.5      (0.2)      (1.1)
Contracts terminated........................................   (1,024.8)     33.2     (106.6)
                                                              ---------    ------    -------
Contracts outstanding, end of year..........................  $    92.7    $--       $ (33.0)
                                                              =========    ======    =======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Interest and principal related to foreign fixed income securities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $1.2 million and $1.3 million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1998, 1997 and 1996. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1998 or 1997.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................   $42.6      $ 47.6     $ 69.4
New contracts...............................................    --           5.0      --
Contracts expired...........................................    --         (10.0)     (21.8)
                                                               -----      ------     ------
Contracts outstanding, end of year..........................   $42.6      $ 42.6     $ 47.6
                                                               =====      ======     ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1998 are $24.0 million in 1999, $8.3 million in 2000 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2001, 2002 and 2003.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The use of interest rate swap contracts increased during 1998 due to the increase in floating rate GIC liabilities. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998 was a net payable of $3.9 million. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(2.8) million, $(0.4) million and $0.6 million for the years ended December 31, 1998, 1997, and 1996, respectively. The fair value of interest rate swap contracts outstanding were $(28.3) million and $(2.3) million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1998 or 1997. A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................  $  244.1    $  5.0     $ 17.5
New contracts...............................................     873.5     244.7        5.0
Contracts expired...........................................      (5.0)     (5.6)     (17.5)
                                                              --------    ------     ------
Contracts outstanding, end of year..........................  $1,112.6    $244.1     $  5.0
                                                              ========    ======     ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1998 is $44.0 million in 2000, $234.5 million in 2002, $810.5 million in 2003 and $23.6 million thereafter. There are no expected maturities of interest rate contracts in 1999 or 2001.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

In 1998, the Company also entered into credit default swap agreements. Under the terms of these agreements, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of the underlying companies and generally enters into default swap agreements for companies rated "A" or better by nationally recognized rating agencies.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.1) million at December 31, 1998 and 1997. The net amount receivable or payable under security-returned-linked and insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $1.1 million in 1998 and $(1.6) million in 1997. There were no realized investment gains or losses on other swap contracts recognized in 1996.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million in 1998. There was no investment income recognized in 1997 and 1996.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................   $ 15.0    $  58.6     $--
New contracts...............................................    266.3      192.1      58.6
Contracts expired...........................................    (26.3)    (211.6)     --
Contracts terminated........................................    --         (24.1)     --
                                                               ------    -------     -----
Contracts outstanding, end of year..........................   $255.0    $  15.0     $58.6
                                                               ======    =======     =====

Expected maturities of other swap contracts outstanding at December 31, 1998 are as follows: $115.0 million in 1999, $115.0 million in 2000 and $25.0 million in 2001. There are no expected maturities of such other swap contracts in 2002 or 2003.

H.  OTHER

At December 31, 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity. At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.4 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $530.8     $541.9     $553.8
Mortgage loans..............................................     58.3       57.5       69.5
Equity securities...........................................      7.4       10.6       11.1
Policy loans................................................     11.9       10.9       10.3
Real estate.................................................      7.2       20.1       40.8
Other long-term investments.................................     (0.5)      12.4       19.9
Short-term investments......................................     14.3       12.8       10.6
                                                               ------     ------     ------
Gross investment income.....................................    629.4      666.2      716.0
Less investment expenses....................................    (15.7)     (24.4)     (45.2)
                                                               ------     ------     ------
Net investment income.......................................   $613.7     $641.8     $670.8
                                                               ======     ======     ======

At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities which were on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1998 and 1997, and reduced net income by $0.5 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $28.7 million, $40.3 million and $51.3 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $3.9 million and $7.7 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $3.3 million, $4.2 million and $4.5 million in 1998, 1997 and 1996, respectively.

There were no fixed maturities which were non-income producing for the year ended December 31, 1998. There was one mortgage loan which was non-income producing for the year ended December 31, 1998, which had an outstanding principal balance of $4.3 million and was fully impaired.

Included in other long-term investments is a loss from limited partnerships of $7.5 million in 1998, and income of $7.8 million and $13.7 million in 1997 and 1996, respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $(11.8)    $14.7      $(9.7)
Mortgage loans..............................................      8.8      (1.2)      (2.4)
Equity securities...........................................     66.6      53.6       54.8
Real estate.................................................     13.7      12.8       21.1
Other.......................................................    (14.7)     (3.4)       3.0
                                                               ------     -----      -----
Net realized investment gains...............................   $ 62.6     $76.5      $66.8
                                                               ======     =====      =====

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Unrealized gains on securities:
Unrealized holding gains arising during period, (net of
 taxes and minority interest of $(20.8) million,
 $123.7 million and $10.7 million in 1998, 1997 and 1996,
 respectively)..............................................   $ (6.8)    $115.5     $ (0.7)
Less: reclassification adjustment for gains included in net
 income (net of taxes and minority interest of
 $21.5 million, $30.7 million and $24.2 million in 1998,
 1997 and 1996, respectively)...............................     33.3       37.6       20.9
                                                               ------     ------     ------
Other comprehensive income..................................   $(40.1)    $ 77.9     $(21.6)
                                                               ======     ======     ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(27.1) million at December 31, 1998. Fair values of interest rate futures were not material at December 31, 1997.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                           1998                  1997
                                                    -------------------   -------------------
DECEMBER 31,                                        CARRYING     FAIR     CARRYING     FAIR
(IN MILLIONS)                                        VALUE      VALUE      VALUE      VALUE
-------------                                       --------   --------   --------   --------
FINANCIAL ASSETS
  Cash and cash equivalents.......................  $  504.0   $  504.0   $  213.9   $  213.9
  Fixed maturities................................   7,683.9    7,683.9    7,253.5    7,253.5
  Equity securities...............................     397.1      397.1      479.0      479.0
  Mortgage loans..................................     562.3      587.1      567.5      597.0
  Policy loans....................................     154.3      154.3      141.9      141.9
                                                    --------   --------   --------   --------
                                                    $9,301.6   $9,326.4   $8,655.8   $8,685.3
                                                    ========   ========   ========   ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts.................  $1,791.8   $1,830.8   $  985.2   $1,004.7
  Supplemental contracts without life
    contingencies.................................      37.3       37.3       22.4       22.4
  Dividend accumulations..........................      88.4       88.4       87.8       87.8
  Other individual contract deposit funds.........      61.6       61.1       57.9       55.7
  Other group contract deposit funds..............     700.4      704.0      714.8      715.5
  Individual annuity contracts....................   1,110.6    1,073.6      907.4      882.2
  Short-term debt.................................     221.3      221.3       33.0       33.0
  Long-term debt..................................     --         --           2.6        2.6
                                                    --------   --------   --------   --------
                                                    $4,011.4   $4,016.5   $2,811.1   $2,803.9
                                                    ========   ========   ========   ========

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1998, 1997 and 1996 is a net pre-tax contribution from the Closed Block of $10.4 million, $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1998 and 1997 and for the period ended December 31, 1998, 1997 and 1996 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Assets
  Fixed maturities, at fair value (amortized cost of $399.1
    and $400.1, respectively)...............................   $414.2     $412.9
  Mortgage loans............................................    136.0      112.0
  Policy loans..............................................    210.9      218.8
  Cash and cash equivalents.................................      9.4       25.1
  Accrued investment income.................................     14.1       14.1
  Deferred policy acquisition costs.........................     15.6       18.2
  Other assets..............................................      2.9        5.6
                                                               ------     ------
Total assets................................................   $803.1     $806.7
                                                               ======     ======
Liabilities
  Policy liabilities and accruals...........................   $862.9     $875.1
  Other liabilities.........................................      9.1       10.4
                                                               ------     ------
Total liabilities...........................................   $872.0     $885.5
                                                               ======     ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Revenues
    Premiums................................................  $  55.4    $  58.3    $  61.7
    Net investment income...................................     53.3       53.4       52.6
    Realized investment loss................................      0.1        1.3       (0.7)
                                                              -------    -------    -------
Total revenues..............................................    108.8      113.0      113.6
Benefits and expenses
    Policy benefits.........................................     95.0      100.5      101.2
    Policy acquisition expenses.............................      2.7        3.0        3.2
    Other operating expenses................................      0.7        0.4        0.6
                                                              -------    -------    -------
Total benefits and expenses.................................     98.4      103.9      105.0
                                                              -------    -------    -------
Contribution from the Closed Block..........................  $  10.4    $   9.1    $   8.6
                                                              =======    =======    =======
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block......................  $  10.4    $   9.1    $   8.6
    Change in deferred policy acquisition costs, net........      2.6        2.9        3.4
    Change in premiums and other receivables................      0.3      --           0.2
    Change in policy liabilities and accruals...............    (13.5)     (11.6)     (13.9)
    Change in accrued investment income.....................    --           0.2        2.3
    Deferred Taxes..........................................      0.1       (5.1)       1.0
    Change in other assets..................................      2.4       (2.9)      (1.6)
    Change in expenses and taxes payable....................     (2.9)      (2.0)       1.7
    Other, net..............................................     (0.1)      (1.2)       1.4
                                                              -------    -------    -------
  Net cash (used in) provided by operating activities.......     (0.7)     (10.6)       3.1
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........     83.6      161.6      188.1
    Purchases of investments................................   (106.5)    (161.4)    (196.9)
    Other, net..............................................      7.9       11.4       12.2
                                                              -------    -------    -------
  Net cash provided by (used in) investing activities.......    (15.0)      11.6        3.4
                                                              -------    -------    -------
Net increase in cash and cash equivalents...................    (15.7)       1.0        6.5
Cash and cash equivalents, beginning of year................     25.1       24.1       17.6
                                                              -------    -------    -------
Cash and cash equivalents, end of year......................  $   9.4    $  25.1    $  24.1
                                                              =======    =======    =======

There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1998, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short and long-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Short-Term
    Commercial paper........................................   $ 41.3     $32.6
    Borrowings under bank credit facility...................    150.0      --
    Repurchase agreements...................................     30.0      --
    Other...................................................     --         0.4
                                                               ------     -----
Total short-term debt.......................................   $221.3     $33.0
                                                               ======     =====
Long-term debt..............................................   $ --       $ 2.6
                                                               ======     =====

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1998, the weighted average interest rate for outstanding commercial paper was approximately 5.34%.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million.

During 1998 and 1996, the Company utilized repurchase agreements to finance certain investments. The 1996 repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY. Interest expense was $7.3 million, $3.6 million and $16.8 million in 1998, 1997 and 1996, respectively. Interest paid on the credit agreement was approximately $0.7 million in 1998 and $2.8 million in 1997. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Federal income tax expense (benefit)
    Current.................................................   $ 67.6     $83.3      $ 96.8
    Deferred................................................    (15.4)     14.2       (15.7)
                                                               ------     -----      ------
Total.......................................................   $ 52.2     $97.5      $ 81.1
                                                               ======     =====      ======

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Expected federal income tax expense.........................   $100.9     $131.8     $122.3
    Tax-exempt interest.....................................    (38.9)     (37.9)     (35.3)
    Differential earnings amount............................    --         --         (10.2)
    Dividend received deduction.............................     (5.1)      (3.2)      (1.6)
    Changes in tax reserve estimates........................      2.3        7.8        4.7
    Tax credits.............................................     (8.5)      (2.7)
    Other, net..............................................      1.5        1.7        1.2
                                                               ------     ------     ------
Federal income tax expense..................................   $ 52.2     $ 97.5     $ 81.1
                                                               ======     ======     ======

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Deferred tax (assets) liabilities
    AMT carryforwards.......................................  $ (16.8)   $ (15.6)
    Loss reserve discounting................................   (406.6)    (391.6)
    Deferred acquisition costs..............................    345.8      291.8
    Employee benefit plans..................................    (45.3)     (48.0)
    Investments, net........................................    121.7      175.4
    Bad debt reserve........................................     (1.8)     (14.3)
    Litigation reserve......................................    (10.9)     --
    Other, net..............................................     (5.5)      15.2
                                                              -------    -------
Deferred tax (asset) liability, net.........................  $ (19.4)   $  12.9
                                                              =======    =======

Gross deferred income tax assets totaled $486.9 million and $469.5 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $467.5 million and $482.4 million at December 31, 1998 and 1997, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1998, there are available alternative minimum tax credit carryforwards of $16.8 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992,1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/ AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1998, 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 19.0     $ 19.9     $ 19.0
Interest cost...............................................     25.5       23.5       21.9
Expected return on plan assets..............................    (34.9)     (31.2)     (28.3)
Recognized net actuarial loss (gain)........................      0.4        0.1       (0.4)
Amortization of transition asset............................     (1.8)      (1.9)      (1.9)
Amortization of prior service cost..........................     (1.7)      (2.0)      (2.3)
                                                               ------     ------     ------
Net periodic pension cost...................................   $  6.5     $  8.4     $  8.0
                                                               ======     ======     ======

The following table summarizes the status of the pension plan. At December 31, 1998 and 1997 the plan's assets exceeded its projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Change in benefit obligations:
    Projected benefit obligation at beginning of year.......   $370.4     $344.2
    Service cost -- benefits earned during the year.........     19.0       19.9
    Interest cost...........................................     25.5       23.5
    Actuarial losses........................................     20.4        0.3
    Benefits paid...........................................    (21.1)     (17.5)
                                                               ------     ------
    Projected benefit obligation at end of year.............   $414.2     $370.4
                                                               ======     ======
Change in plan assets:
    Fair value of plan assets at beginning of year..........   $395.5     $347.8
    Actual return on plan assets............................     67.2       65.2
    Benefits paid...........................................    (21.1)     (17.5)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.6      395.5
                                                               ------     ------
    Funded status of the plan...............................     27.4       25.1
    Unrecognized transition obligation......................    (23.9)     (26.2)
    Unamortized prior service cost..........................    (11.0)     (13.9)
    Unrecognized net actuarial gains........................    (54.9)     (44.9)
                                                               ------     ------
        Net pension liability...............................   $(62.4)    $(59.9)
                                                               ======     ======

As a result of AFC's merger with APY, certain pension liabilities were reduced by $11.7 million in 1997, to reflect their fair value as of the purchase date. These pension liabilities were reduced by $10.3 million in 1998, which reflects fair value, net of applicable amortization. Determination of the projected benefit obligations was based on a weighted average discount rate of 6.5% and 7.0% in 1998 and 1997, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1998 and 1997. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 973,262 shares of AFC Common Stock at both December 31, 1998 and 1997, with a market value of $56.3 million and $48.6 million at December 31, 1998 and 1997, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1998, 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to this plan was $5.6 million, $3.3 million and $5.5 million, in 1998, 1997 and 1996, respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1998, 1997 and 1996 was $3.0 million, $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Change in benefit obligation:
    Accumulated postretirement benefit obligation at
      beginning of year.....................................   $ 71.8     $ 72.3
    Service cost............................................      3.1        3.0
    Interest cost...........................................      5.1        4.6
    Actuarial losses........................................      7.6       (4.7)
    Benefits paid...........................................     (3.6)      (3.4)
                                                               ------     ------
    Accumulated postretirement benefit obligation at end of
      year..................................................     84.0       71.8
    Fair value of plan assets at end of year................    --         --
                                                               ------     ------
    Funded status of the plan...............................    (84.0)     (71.8)
    Unamortized prior service cost..........................    (12.9)     (15.3)
    Unrecognized net actuarial losses.......................      7.5        0.8
                                                               ------     ------
    Accumulated postretirement benefit costs................   $(89.4)    $(86.3)
                                                               ======     ======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Service cost................................................   $ 3.1      $ 3.0      $ 3.2
Interest cost...............................................     5.1        4.6        4.6
Recognized net actuarial loss (gain)........................     0.1       (0.1)       0.2
Amortization of prior service cost..........................    (2.4)      (2.7)      (3.0)
                                                               -----      -----      -----
Net periodic postretirement benefit cost....................   $ 5.9      $ 4.8      $ 5.0
                                                               =====      =====      =====

As a result of AFC's merger with APY in 1997, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date. These postretirement liabilities were reduced by $5.4 million in 1998, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1998, health care costs were assumed to increase 7.0% in 1999, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1998 by $5.7 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.7 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1998 by $5.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.5% and 7.0% at December 31, 1998 and 1997. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the aforementioned postretirement medical and death benefits plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and Allmerica P&C (Hanover) are the primary source of cash flow for AFC.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1998, FAFLIC paid dividends of $50.0 million to AFC. No dividends were declared by FAFLIC to AFC during 1997 or 1996 During 1999, FAFLIC could pay dividends of $116.4 million to AFC without prior approval of the Commissioner.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1998, 1997 or 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling, $125.0 million, $120.0 million and $105.0 million during 1998, 1997 and 1996, respectively. During 1999, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, is approximately $1.6 million, which considers an extraordinary dividend of $125.0 million declared on March 12, 1998. The allowable dividend without prior approval will increase to $126.6 million on March 12, 1999.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $200.0 million and $6.3 million during 1998 and 1996, respectively. A $180.0 million extraordinary dividend was approved by the Commissioner in 1998. No dividends were declared by Citizens Insurance during 1997. During 1999, Citizens Insurance can declare no dividends to Citizens Corporation without prior approval of the Michigan Insurance Commissioner as a result of the $180.0 million extraordinary dividend declared on December 21, 1998.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in four operating segments.

Effective January 1, 1998, the Company adopted Statement No. 131. Upon adoption, the separate financial information of each segment was re-defined consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the significant changes in reportable segments is included below.

The Risk Management group includes two segments: Property and Casualty and Corporate Risk Management Services. The Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in three types of GICs; the traditional GIC, the synthetic GIC and the floating rate GIC. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. In addition to the four operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the legal department.

Significant changes to the Company's segmentation include a reclassification of corporate overhead expenses from each operating segment into the Corporate segment. Additionally, certain products (group retirement products, such as 401(k) plans and tax-sheltered annuities, group variable universal life) and certain other non-insurance operations (telemarketing and trust services) previously reported in the Allmerica Financial Institutional Services segment were combined with the Allmerica Financial Services segment. Also, the Company reclassified the GIC product line previously reported in the Allmerica Financial Institutional Services segment into the Allmerica Asset Management segment.

Management evaluates the results of the aforementioned segments based on pre-tax segment income. Pre-tax segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of pre-tax segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, pre-tax segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management
    Property and Casualty...................................  $2,204.8   $2,211.0   $2,145.8
    Corporate Risk Management Services......................     412.9      405.4      370.7
                                                              --------   --------   --------
        Subtotal............................................   2,617.7    2,616.4    2,516.5
                                                              --------   --------   --------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................     721.2      709.7      700.0
    Allmerica Asset Management..............................     121.7       91.1      110.5
                                                              --------   --------   --------
        Subtotal............................................     842.9      800.8      810.5
                                                              --------   --------   --------
  Corporate.................................................       2.3        5.5        5.2
  Intersegment revenues.....................................      (7.6)     (11.6)     (13.8)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   3,455.2    3,411.1    3,318.4
                                                              --------   --------   --------
  Adjustment to segment revenues:
    Adjustment for Closed Block.............................     (98.4)    (102.6)    (105.7)
    Net realized gains......................................      62.6       75.6       66.8
                                                              --------   --------   --------
        Total revenues......................................  $3,419.4   $3,384.2   $3,279.5
                                                              ========   ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Segment income (loss) before income taxes and minority
 interest:
  Risk Management
    Property and Casualty...................................   $151.4     $172.9     $170.7
    Corporate Risk Management Services......................      7.8       27.0       28.3
                                                               ------     ------     ------
        Subtotal............................................    159.2      199.9      199.0
                                                               ------     ------     ------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................    166.6      134.6      106.8
    Allmerica Asset Management..............................     23.7       18.4       11.5
                                                               ------     ------     ------
        Subtotal............................................    190.3      153.0      118.3
                                                               ------     ------     ------
  Corporate.................................................    (45.3)     (44.6)     (36.6)
                                                               ------     ------     ------
    Segment income before income taxes and minority
      interest..............................................    304.2      308.3      280.7
                                                               ------     ------     ------
  Adjustments to segment income:
    Net realized investment gains, net of amortization......     53.9       78.7       69.6
    Sales practice litigation expense.......................    (31.0)     --         --
    Loss on exiting reinsurance pools.......................    (25.3)
    Gain from change in mortality assumptions...............    --          47.0      --
    Loss on cession of disability income business...........    --         (53.9)     --
    Restructuring costs.....................................    (13.0)     --         --
    Other items.............................................      (.7)      (3.2)      (1.1)
                                                               ------     ------     ------
  Income before taxes and minority interest.................   $288.1     $376.9     $349.2
                                                               ======     ======     ======

DECEMBER 31,
(IN MILLIONS)                                         1998        1997        1998        1997
-------------                                       ---------   ---------   ---------   ---------
                                                     IDENTIFIABLE ASSETS    DEFERRED ACQUISITION
                                                                                    COSTS
Risk Management
    Property and Casualty.........................  $ 5,649.0   $ 5,650.4   $  164.9     $167.2
    Corporate Risk Management Services............      567.8       619.8        2.6        2.9
                                                    ---------   ---------   --------     ------
        Subtotal..................................    6,216.8     6,270.2      167.5      170.1
Retirement and Asset Accumulation
    Allmerica Financial Services..................   19,407.3    15,159.2      993.1      794.5
    Allmerica Asset Management....................    1,810.9     1,035.1        0.6        0.9
                                                    ---------   ---------   --------     ------
        Subtotal..................................   21,218.2    16,194.3      993.7      795.4
    Corporate.....................................       29.6        26.9      --         --
                                                    ---------   ---------   --------     ------
        Total.....................................  $27,464.6   $22,491.4   $1,161.2     $965.5
                                                    =========   =========   ========     ======

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $34.9 million, $33.6 million and $34.9 million in 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum rental payments under non-cancelable operating leases were approximately $73.5 million, payable as follows: 1999 -- $28.6 million; 2000 -- $21.0 million; 2001 -- $13.8 million;
2002 -- $6.9 million; and $3.2 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1999.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts".

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1998, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1998, 1997 and 1996 were $34.3 million and $38.1 million, $32.3 million and $28.2 million, and $38.0 million and $21.8 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1998, 1997 and 1996 of $3.7 million and $18.0 million, $9.8 million and $(0.8) million, and $50.5 million and $(52.9) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
    Direct..................................................  $  416.6   $  417.4   $  389.1
    Assumed.................................................     111.9      110.7       87.8
    Ceded...................................................    (189.8)    (170.1)    (138.9)
                                                              --------   --------   --------
Net premiums................................................  $  338.7   $  358.0   $  338.0
                                                              ========   ========   ========
Property and casualty premiums written:
    Direct..................................................  $1,969.3   $2,068.5   $2,039.7
    Assumed.................................................      58.8      103.1      108.7
    Ceded...................................................     (74.1)    (179.8)    (234.0)
                                                              --------   --------   --------
Net premiums................................................  $1,954.0   $1,991.8   $1,914.4
                                                              ========   ========   ========
Property and casualty premiums earned:
    Direct..................................................  $1,966.8   $2,046.2   $2,018.5
    Assumed.................................................      64.5      102.0      112.4
    Ceded...................................................     (66.1)    (195.1)    (232.6)
                                                              --------   --------   --------
Net premiums................................................  $1,965.2   $1,953.1   $1,898.3
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
    Direct..................................................  $  653.6   $  656.4   $  606.5
    Assumed.................................................      67.9       61.6       44.9
    Ceded...................................................    (164.0)    (158.8)     (77.8)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $  557.5   $  559.2   $  573.6
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
 adjustment expenses:
    Direct..................................................  $1,588.3   $1,464.9   $1,299.8
    Assumed.................................................      62.7      101.2       85.8
    Ceded...................................................    (158.2)    (120.6)      (2.2)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
 expenses...................................................  $1,492.8   $1,445.5   $1,383.4
                                                              ========   ========   ========

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $  965.5   $ 822.7    $ 735.7
    Acquisition expenses deferred...........................     641.2     617.7      547.4
    Amortized to expense during the year....................    (452.8)   (476.0)    (470.1)
    Adjustment to equity during the year....................       7.3     (11.1)       9.7
    Adjustment for cession of disability income insurance...     --        (38.6)     --
    Adjustment for revision of universal and variable
      universal life insurance mortality assumptions........     --         50.8      --
                                                              --------   -------    -------
Balance at end of year......................................  $1,161.2   $ 965.5    $ 822.7
                                                              ========   =======    =======

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND
    LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $568.0 million, $533.6 million and $471.7 million at December 31, 1998, 1997 and 1996, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $14.6 million in 1998, and decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively. The increase in 1998 resulted from the Company's reserve strengthening primarily in the assumed reinsurance and stop loss only business.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,615.4   $2,744.1   $2,896.0
Incurred losses and LAE, net of reinsurance recoverable:
    Provision for insured events of the current year........   1,609.0    1,564.1    1,513.3
    Decrease in provision for insured events of prior
      years.................................................    (127.2)    (127.9)    (141.4)
                                                              --------   --------   --------
Total incurred losses and LAE...............................   1,481.8    1,436.2    1,371.9
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
    Losses and LAE attributable to insured events of current
      year..................................................     871.9      775.1      759.6
    Losses and LAE attributable to insured events of prior
      years.................................................     643.0      732.1      627.6
                                                              --------   --------   --------
Total payments..............................................   1,514.9    1,507.2    1,387.2
                                                              --------   --------   --------
Change in reinsurance recoverable on unpaid losses..........      15.0      (50.2)    (136.6)
                                                              --------   --------   --------
Other (1)...................................................     --          (7.5)     --
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $2,597.3   $2,615.4   $2,744.1
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.2 million, $127.9 million and $141.1 million in 1998, 1997, and 1996, respectively.

The decrease in favorable development on prior years' reserves of $0.7 million in 1998 results from a $20.7 million decrease in favorable development at Citizens, significantly offset by a $20.0 million increase in favorable development at Hanover. The decrease in favorable development on prior year reserves at Citizens in 1998, reflects a $13.8 million decrease in favorable development, to $21.9 million, in the workers' compensation line. In addition, favorable development in the commercial multiple peril line decreased $4.0 million, to

$0.3 million. These declines in favorable development are partially offset by continued favorable development on prior year reserves in the personal automobile line due to tort reform in Michigan, which became effective July 26, 1996. The new legislation requires judges rather than juries to determine if the minimum threshold to allow pain and suffering damage settlements has been met.

The increase in favorable development at Hanover during 1998 reflects a $20.6 million increase in favorable development on prior year reserves, to $38.0 million, in the personal automobile line, as well as a $14.9 million increase to $12.1 million in the commercial multiple peril line. These increases are primarily attributable to the initiatives taken by the Company over the past two years which are expected to reduce ultimate settlement costs. These increases are partially offset by less favorable development in the workers' compensation line where favorable development on prior year reserves decreased
$19.2 million, to $9.6 million.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million, in the personal automobile line as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million, in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997, reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million, and in the commercial multiple peril line where favorable development increased $7.0 million, to $4.3 million. These increases are partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million, to $22.5 million in 1997.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $49.9 million, $53.1 million and $50.8 million, net of reinsurance of $14.2 million, $15.7 million and $20.2 million in 1998, 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 70.0%, 65.8% and 59.5% of the outstanding shares of common stock at December 31, 1998, 1997 and 1996, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
    Property and Casualty Companies.........................  $  180.7   $  190.3   $  155.5
    Life and Health Companies...............................      86.4      191.2      133.3
Statutory Shareholder's Surplus (Combined)
    Property and Casualty Companies.........................  $1,269.3   $1,279.6   $1,201.6
    Life and Health Companies...............................   1,164.1    1,221.3    1,120.1

20.  SUBSEQUENT EVENT

On April 1, 1999, Allmerica P&C redeemed an additional 3,246.8 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.8%. The 1999 transaction consisted of $75.4 million of securities and $49.6 million of cash.

21.  EVENTS SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

During the second quarter of 1999, AFC approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of FAFLIC's group life and health insurance business, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in the second quarter of 1999 in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB No. 30"). In the third quarter of 1999, the operating results from the discontinued business were adjusted to reflect the recording of additional reserves related to prior years. At December 31, 1998, the businesses had assets of approximately $480.9 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $445.3 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $398.5 million, $389.2 million, and $356.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Net (loss) income for the discontinued operations was ($13.3) million, $16.6 million, and $17.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. On October 6, 1999, AFC announced that it reached an agreement which provides for the sale of the Company's EBS business effective

March 1, 2000. As a result of this transaction, the Company recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business.

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, from FAFLIC to AFC. FAFLIC has retained its ownership of AFLIAC and certain other subsidiaries. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

In 1998, the net income of the subsidiaries, which is included in FAFLIC's net income, to be transferred from FAFLIC to AFC pursuant to the aforementioned change in corporate structure was $95.7 million. As of December 31, 1998, the total assets and total shareholders' equity of these subsidiaries were $4,033.0 million and $1,264.1 million, respectively.

On May 19, 1999, the Federal District Court in Worcester, Massachusetts issued an order relating to the litigation mentioned in Note 18, above, certifying the class for settlement purposes and granting final approval of the settlement agreement.

Prior to the aforementioned change in AFC's corporate structure, on May 5, 1999 and May 11, 1999, Allmerica P&C redeemed 1,273.9 shares and 4,142.0 shares of its issued and outstanding common stock owned by AFC for $50.0 million and $175.0 million, respectively. The May 5, 1999 and May 11, 1999 transactions consisted of cash and short-term securities. After the May 11, 1999 transaction, FAFLIC's ownership of Allmerica P&C increased to 84.52%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Group VEL Account of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of First Allmerica Financial Life Insurance Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                          INVESTMENT      MONEY     EQUITY    GOVERNMENT
                                               GROWTH    GRADE INCOME    MARKET      INDEX       BOND
                                              ---------  ------------   ---------  ---------  ----------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $     429   $     271     $     242  $     503  $     258
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............         --          --            --         --         --
Investment in shares of T. Rowe Price
 International Series, Inc..................         --          --            --         --         --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         --          --            --         --         --
                                              ---------  ------------   ---------  ---------  ----------
  Total assets..............................        429         271           242        503        258

LIABILITIES:                                         --          --            --         --         --
                                              ---------  ------------   ---------  ---------  ----------
  Net assets................................  $     429   $     271     $     242  $     503  $     258
                                              ---------  ------------   ---------  ---------  ----------
                                              ---------  ------------   ---------  ---------  ----------

Net asset distribution by category:
  Variable life policies....................  $      --   $      --     $      --  $      --  $      --
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................        429         271           242        503        258
                                              ---------  ------------   ---------  ---------  ----------
                                              $     429   $     271     $     242  $     503  $     258
                                              ---------  ------------   ---------  ---------  ----------
                                              ---------  ------------   ---------  ---------  ----------

Units outstanding, December 31, 1998........        200         200           200        200        200
Net asset value per unit, December 31,
 1998.......................................  $2.145962   $1.356605     $1.210004  $2.516518  $1.290007

                                                SELECT                   SELECT        SELECT         SELECT
                                              AGGRESSIVE    SELECT       GROWTH         VALUE      INTERNATIONAL
                                                GROWTH      GROWTH     AND INCOME    OPPORTUNITY*     EQUITY
                                              ----------   ---------  ------------   -----------   -------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $     388    $     523   $     418      $     372      $     336
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............         --           --          --             --             --
Investment in shares of T. Rowe Price
 International Series, Inc..................         --           --          --             --             --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         --           --          --             --             --
                                              ----------   ---------  ------------   -----------   -------------
  Total assets..............................        388          523         418            372            336
LIABILITIES:                                         --           --          --             --             --
                                              ----------   ---------  ------------   -----------   -------------
  Net assets................................  $     388    $     523   $     418      $     372      $     336
                                              ----------   ---------  ------------   -----------   -------------
                                              ----------   ---------  ------------   -----------   -------------
Net asset distribution by category:
  Variable life policies....................  $      --    $      --   $      --      $      --      $      --
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor)...............................        388          523         418            372            336
                                              ----------   ---------  ------------   -----------   -------------
                                              $     388    $     523   $     418      $     372      $     336
                                              ----------   ---------  ------------   -----------   -------------
                                              ----------   ---------  ------------   -----------   -------------
Units outstanding, December 31, 1998........        200          200         200            200            200
Net asset value per unit, December 31,
 1998.......................................  $1.938832    $2.612654   $2.087608      $1.861037      $1.680427

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                                            FIDELITY
                                   SELECT        SELECT        SELECT         VIP         FIDELITY
                                  CAPITAL       EMERGING     STRATEGIC        HIGH          VIP
                                 APPRECIATION  MARKETS(a)    GROWTH(a)       INCOME      EQUITY-INCOME
                                 ----------    ----------    ----------    ----------    ----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...   $     394     $      --     $      --     $      --     $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........          --            --            --           284           393
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --            --            --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --            --            --            --
                                 ----------    ----------    ----------    ----------    ----------
  Total assets................         394            --            --           284           393

LIABILITIES:                            --            --            --            --            --
                                 ----------    ----------    ----------    ----------    ----------
  Net assets..................   $     394     $      --     $      --     $     284     $     393
                                 ----------    ----------    ----------    ----------    ----------
                                 ----------    ----------    ----------    ----------    ----------

Net asset distribution by
 category:
  Variable life policies......   $      --     $      --     $      --     $      --     $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor).................         394            --            --           284           393
                                 ----------    ----------    ----------    ----------    ----------
                                 $     394     $      --     $      --     $     284     $     393
                                 ----------    ----------    ----------    ----------    ----------
                                 ----------    ----------    ----------    ----------    ----------

Units outstanding, December
 31, 1998.....................         200            --            --           200           200
Net asset value per unit,
 December 31, 1998............   $1.972109     $1.000000     $1.000000     $1.420445     $1.964372

                                                              FIDELITY      T. ROWE
                                  FIDELITY      FIDELITY       VIP II        PRICE          DGPF
                                    VIP           VIP          ASSET       INTERNATIONAL INTERNATIONAL
                                   GROWTH       OVERSEAS      MANAGER       STOCK(a)       EQUITY
                                 ----------    ----------    ----------    ----------    ----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...   $      --     $      --     $      --     $      --     $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         492           306           358            --            --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --            --            --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --            --            --           307
                                 ----------    ----------    ----------    ----------    ----------
  Total assets................         492           306           358            --           307
LIABILITIES:                            --            --            --            --            --
                                 ----------    ----------    ----------    ----------    ----------
  Net assets..................   $     492     $     306     $     358     $      --     $     307
                                 ----------    ----------    ----------    ----------    ----------
                                 ----------    ----------    ----------    ----------    ----------
Net asset distribution by
 category:
  Variable life policies......   $      --     $      --     $      --     $      --     $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor).................         492           306           358            --           307
                                 ----------    ----------    ----------    ----------    ----------
                                 $     492     $     306     $     358     $      --     $     307
                                 ----------    ----------    ----------    ----------    ----------
                                 ----------    ----------    ----------    ----------    ----------
Units outstanding, December
 31, 1998.....................         200           200           200            --           200
Net asset value per unit,
 December 31, 1998............   $2.461978     $1.530786     $1.789209     $1.000000     $1.535924

(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                         INVESTMENT
                                      GROWTH            GRADE INCOME         MONEY MARKET
                                -------------------  -------------------  -------------------
                                YEAR ENDED DECEMBER  YEAR ENDED DECEMBER  YEAR ENDED DECEMBER
                                        31,                  31,                  31,
                                1998   1997   1996   1998   1997   1996   1998   1997   1996
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $   4  $   6  $   5  $  15  $  15  $  14  $  12  $  12  $  11
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net investment income
      (loss)..................      4      6      5     15     15     14     12     12     11
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      4     58     26     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net realized gain (loss)....      4     58     26     --     --     --     --     --     --
  Net unrealized gain
    (loss)....................     61      9     17      5      6     (6)    --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net realized and
      unrealized gain
      (loss)..................     65     67     43      5      6     (6)    --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets from
    operations................     69     73     48     20     21      8     12     12     11
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

POLICY TRANSACTIONS:               --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets................     69     73     48     20     21      8     12     12     11

NET ASSETS:
  Beginning of year...........    360    287    239    251    230    222    230    218    207
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  End of year.................  $ 429  $ 360  $ 287  $ 271  $ 251  $ 230  $ 242  $ 230  $ 218
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
                                -----  -----  -----  -----  -----  -----  -----  -----  -----


                                       EQUITY INDEX              GOVERNMENT BOND
                                  -----------------------    -----------------------

                                  YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,

                                  1998     1997     1996     1998     1997     1996
                                  -----    -----    -----    -----    -----    -----
INVESTMENT INCOME (LOSS):
  Dividends...................    $   5    $   4    $   5    $  14    $  13    $  13
                                  -----    -----    -----    -----    -----    -----
    Net investment income
      (loss)..................        5        4        5       14       13       13
                                  -----    -----    -----    -----    -----    -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...       12       11        4       --       --       --
                                  -----    -----    -----    -----    -----    -----
  Net realized gain (loss)....       12       11        4       --       --       --
  Net unrealized gain
    (loss)....................       94       81       45        4        3       (5)
                                  -----    -----    -----    -----    -----    -----
    Net realized and
      unrealized gain
      (loss)..................      106       92       49        4        3       (5)
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets from
    operations................      111       96       54       18       16        8
                                  -----    -----    -----    -----    -----    -----
POLICY TRANSACTIONS:                 --       --       --       --       --       --
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets from policy
    transactions..............       --       --       --       --       --       --
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets................      111       96       54       18       16        8
NET ASSETS:
  Beginning of year...........      392      296      242      240      224      216
                                  -----    -----    -----    -----    -----    -----
  End of year.................    $ 503    $ 392    $ 296    $ 258    $ 240    $ 224
                                  -----    -----    -----    -----    -----    -----
                                  -----    -----    -----    -----    -----    -----

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                      SELECT                                    SELECT
                                 AGGRESSIVE GROWTH      SELECT GROWTH      GROWTH AND INCOME
                                -------------------  -------------------  -------------------
                                YEAR ENDED DECEMBER  YEAR ENDED DECEMBER  YEAR ENDED DECEMBER
                                        31,                  31,                  31,
                                1998   1997   1996   1998   1997   1996   1998   1997   1996
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $  --  $  --  $  --  $  --  $   1  $   1  $   5  $   4  $   4
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net investment income
      (loss)..................     --     --     --     --      1      1      5      4      4
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...     --     29     21      4     20     40      1     31     21
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net realized gain (loss)....     --     29     21      4     20     40      1     31     21
  Net unrealized gain
    (loss)....................     37     27     25    133     77     11     53     31     26
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net realized and
      unrealized gain
      (loss)..................     37     56     46    137     97     51     54     62     47
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets from
    operations................     37     56     46    137     98     52     59     66     51
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

POLICY TRANSACTIONS:               --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets................     37     56     46    137     98     52     59     66     51

NET ASSETS:
  Beginning of year...........    351    295    249    386    288    236    359    293    242
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  End of year.................  $ 388  $ 351  $ 295  $ 523  $ 386  $ 288  $ 418  $ 359  $ 293
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
                                -----  -----  -----  -----  -----  -----  -----  -----  -----


                                          SELECT                     SELECT
                                    VALUE OPPORTUNITY*        INTERNATIONAL EQUITY
                                  -----------------------    -----------------------

                                  YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,

                                  1998     1997     1996     1998     1997     1996
                                  -----    -----    -----    -----    -----    -----
INVESTMENT INCOME (LOSS):
  Dividends...................    $   3    $   2    $   2    $   4    $   7    $   5
                                  -----    -----    -----    -----    -----    -----
    Net investment income
      (loss)..................        3        2        2        4        7        5
                                  -----    -----    -----    -----    -----    -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...        1       47       12       --        9        1
                                  -----    -----    -----    -----    -----    -----
  Net realized gain (loss)....        1       47       12       --        9        1
  Net unrealized gain
    (loss)....................       13       22       49       43       (3)      44
                                  -----    -----    -----    -----    -----    -----
    Net realized and
      unrealized gain
      (loss)..................       14       69       61       43        6       45
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets from
    operations................       17       71       63       47       13       50
                                  -----    -----    -----    -----    -----    -----
POLICY TRANSACTIONS:                 --       --       --       --       --       --
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets from policy
    transactions..............       --       --       --       --       --       --
                                  -----    -----    -----    -----    -----    -----
  Net increase (decrease) in
    net assets................       17       71       63       47       13       50
NET ASSETS:
  Beginning of year...........      355      284      221      289      276      226
                                  -----    -----    -----    -----    -----    -----
  End of year.................    $ 372    $ 355    $ 284    $ 336    $ 289    $ 276
                                  -----    -----    -----    -----    -----    -----
                                  -----    -----    -----    -----    -----    -----

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                      SELECT
                                      CAPITAL           FIDELITY VIP         FIDELITY VIP
                                   APPRECIATION          HIGH INCOME         EQUITY-INCOME
                                -------------------  -------------------  -------------------
                                YEAR ENDED DECEMBER  YEAR ENDED DECEMBER  YEAR ENDED DECEMBER
                                        31,                  31,                  31,
                                1998   1997   1996   1998   1997   1996   1998   1997   1996
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
INVESTMENT INCOME (LOSS):
  Dividends...................  $  --  $  --  $  --  $  21  $  18  $  17  $   5  $   4  $  --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net investment income
      (loss)..................     --     --     --     21     18     17      5      4     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...     60     --      1     13      2      3     18     24     11
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net realized gain (loss)....     60     --      1     13      2      3     18     24     11
  Net unrealized gain
    (loss)....................    (12)    43     23    (47)    25     11     18     49     23
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
    Net realized and
      unrealized gain
      (loss)..................     48     43     24    (34)    27     14     36     73     34
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets from
    operations................     48     43     24    (13)    45     31     41     77     34
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

POLICY TRANSACTIONS:               --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  Net increase (decrease) in
    net assets from policy
    transactions..............     --     --     --     --     --     --     --     --     --
                                -----  -----  -----  -----  -----  -----  -----  -----  -----

  Net increase (decrease) in
    net assets................     48     43     24    (13)    45     31     41     77     34

NET ASSETS:
  Beginning of year...........    346    303    279    297    252    221    352    275    241
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
  End of year.................  $ 394  $ 346  $ 303  $ 284  $ 297  $ 252  $ 393  $ 352  $ 275
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
                                -----  -----  -----  -----  -----  -----  -----  -----  -----


                                     FIDELITY VIP            FIDELITY VIP
                                        GROWTH                 OVERSEAS
                                 ---------------------   ---------------------

                                  YEAR ENDED DECEMBER     YEAR ENDED DECEMBER
                                          31,                     31,
                                 1998    1997    1996    1998    1997    1996
                                 -----   -----   -----   -----   -----   -----
INVESTMENT INCOME (LOSS):
  Dividends...................   $   2   $   1   $   1   $   5   $   5   $   2
                                 -----   -----   -----   -----   -----   -----
    Net investment income
      (loss)..................       2       1       1       5       5       2
                                 -----   -----   -----   -----   -----   -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...      47       9      17      16      17       3
                                 -----   -----   -----   -----   -----   -----
  Net realized gain (loss)....      47       9      17      16      17       3
  Net unrealized gain
    (loss)....................      90      57      19      13       7      23
                                 -----   -----   -----   -----   -----   -----
    Net realized and
      unrealized gain
      (loss)..................     137      66      36      29      24      26
                                 -----   -----   -----   -----   -----   -----
  Net increase (decrease) in
    net assets from
    operations................     139      67      37      34      29      28
                                 -----   -----   -----   -----   -----   -----
POLICY TRANSACTIONS:                --      --      --      --      --      --
                                 -----   -----   -----   -----   -----   -----
  Net increase (decrease) in
    net assets from policy
    transactions..............      --      --      --      --      --      --
                                 -----   -----   -----   -----   -----   -----
  Net increase (decrease) in
    net assets................     139      67      37      34      29      28
NET ASSETS:
  Beginning of year...........     353     286     249     272     243     215
                                 -----   -----   -----   -----   -----   -----
  End of year.................   $ 492   $ 353   $ 286   $ 306   $ 272   $ 243
                                 -----   -----   -----   -----   -----   -----
                                 -----   -----   -----   -----   -----   -----

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                   FIDELITY VIP II              DGPF
                                                    ASSET MANAGER       INTERNATIONAL EQUITY
                                                ---------------------   ---------------------
                                                 YEAR ENDED DECEMBER     YEAR ENDED DECEMBER
                                                         31,                     31,
                                                1998    1997    1996    1998    1997    1996
                                                -----   -----   -----   -----   -----   -----
INVESTMENT INCOME (LOSS):
  Dividends..................................   $  10   $   8   $   8   $  11   $   9   $   7
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
    Net investment income (loss).............      10       8       8      11       9       7
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      30      23       7      --      --       2
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
  Net realized gain (loss)...................      30      23       7      --      --       2
  Net unrealized gain (loss).................       7      22      18      18       8      35
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
    Net realized and unrealized gain
      (loss).................................      37      45      25      18       8      37
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----

  Net increase (decrease) in net assets from
    operations...............................      47      53      33      29      17      44
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----

POLICY TRANSACTIONS:                               --      --      --      --      --      --
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
  Net increase (decrease) in net assets from
    policy transactions......................      --      --      --      --      --      --
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----

  Net increase (decrease) in net assets......      47      53      33      29      17      44

NET ASSETS:
  Beginning of year..........................     311     258     225     278     261     217
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
  End of year................................   $ 358   $ 311   $ 258   $ 307   $ 278   $ 261
                                                                                                       -
                                                                                                       -
                                                -----   -----   -----   -----   -----   -----
                                                -----   -----   -----   -----   -----   -----

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 13, 1996 (initial investment by the Company occurred on May 1, 1995), for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers forty-one Sub-Accounts. In addition to the Sub-Accounts disclosed on the Statements of Assets and Liabilities, Group VEL established twenty-one additional Sub-Accounts effective December 15, 1998. The initial public offering of these Sub-Accounts did not occur in 1998, therefore, these Sub-Accounts are not included in the financial statements. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) or the Variable Insurance Products Fund III (Fidelity VIP III), all of which are managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of The Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the Mutual Fund Variable Annuity Trust (MFVAT) managed by the Chase Manhattan Bank, N.A. The Trust, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, T. Rowe Price, DGPF, and MFVAT (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                PORTFOLIO INFORMATION
                                          ---------------------------------
                                                                  NET ASSET
                                          NUMBER OF  AGGREGATE      VALUE
INVESTMENT PORTFOLIO                       SHARES       COST      PER SHARE
----------------------------------------  ---------  ----------   ---------
Growth..................................     152         $324       $2.825
Investment Grade Income.................     240          256        1.132
Money Market............................     242          242        1.000
Equity Index............................     148          259        3.408
Government Bond.........................     242          249        1.068
Select Aggressive Growth................     158          249        2.460
Select Growth...........................     215          267        2.428
Select Growth and Income................     235          278        1.779
Select Value Opportunity*...............     221          275        1.685
Select International Equity.............     218          229        1.542
Select Capital Appreciation.............     241          266        1.640
Select Emerging Markets.................      --           --        0.784
Select Strategic Growth.................      --           --        0.973
Fidelity VIP High Income................      25          275       11.530
Fidelity VIP Equity-Income..............      15          266       25.420
Fidelity VIP Growth.....................      11          278       44.870
Fidelity VIP Overseas...................      15          248       20.050
Fidelity VIP II Asset Manager...........      20          286       18.160
T. Rowe Price International Stock.......      --           --       14.520
DGPF International Equity...............      19          229       16.480

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10 policy years, the Company may charge up to 0.25% per annum based on the certificate value in each Sub-Account for administrative expenses. These expenses are included in insurance and other charges on the statements of operations and changes in net assets.

                               GROUP VEL ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997, and 1996, there were no surrender charges applicable to Group VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

                               GROUP VEL ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                     PURCHASES   SALES
-------------------------------------------------------  ---------   -----
Growth.................................................     $  8     $ --
Investment Grade Income................................       15       --
Money Market...........................................       12       --
Equity Index...........................................       17       --
Government Bond........................................       14       --
Select Aggressive Growth...............................       --       --
Select Growth..........................................        4       --
Select Growth and Income...............................        6       --
Select Value Opportunity*..............................        4       --
Select International Equity............................        4       --
Select Capital Appreciation............................       60       --
Select Emerging Markets................................       --       --
Select Strategic Growth................................       --       --
Fidelity VIP High Income...............................       34       --
Fidelity VIP Equity-Income.............................       23       --
Fidelity VIP Growth....................................       49       --
Fidelity VIP Overseas..................................       21       --
Fidelity VIP II Asset Manager..........................       40       --
T. Rowe Price International Stock......................       --       --
DGPF International Equity..............................       11       --
                                                         ---------   -----
  Totals...............................................     $322     $ --
                                                         ---------   -----
                                                         ---------   -----

* Name changed. See Note 1.

PART II


UNDERTAKING TO FILE REPORTS
---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.



RULE 484 UNDERTAKING
--------------------

To the fullest extent permissible under Massachusetts General Laws, no director should be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provisions of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director;

1. for any breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B
     Section 63;

4. for any transaction from which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940
-------------------------------------------------------------------------------

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet
Cross-references for Prospectuses A, B, and C to items required by Form N-8B-2 Prospectus A consists of ____ pages
Prospectus B consists of ____ pages
Prospectus C consists of ____ pages
The undertaking to file reports
The undertaking pursuant to Rule 484 under the 1933 Act
Representations pursuant to Section 26(e) of the 1940 Act
The signatures

Written consents of the following persons:

1.   Actuarial Consent
1.   Opinion of Counsel
2.   Consent of Independent Accountants

The following exhibits:

     1. Exhibits (Exhibits required by paragraph A of the instructions to Form N-8B-2)

        (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 authorizing the Group VEL Account was previously filed in Registrant's Initial Registration Statement on June, 1996 ,and is incorporated by reference herein.

        (2)   Not Applicable.

        (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (c) Sales Agreements with broker-dealers were previously filed on
                  April 16, 1998 in Post-Effective Amendment No. 4, and are incorporated by reference herein.

              (d) Sales Agreement with Chase was previously filed on April 16,
                  1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (e) Commission Schedule was previously filed on April 16, 1998 in
                  Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (f) General Agents Agreement was previously filed on April 16,
                  1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (g) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (h) Form of Delaware Wholesaling Agreement was previously filed on
                  December 15, 1998 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

        (4)   Not Applicable.

        (5) Policy and Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and are incorporated by reference herein.

        (6) Company's Restated Articles of Incorporation and Bylaws were previously filed in Registrant's initial Registration Statement, and are incorporated by reference herein.

        (7)   Not Applicable.

        (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (b) Participation Agreement with Variable Insurance Products Fund was previously filed in Initial Registration Statement on June , 1996 and is incorporated by reference herein. Amendment to Participation Agreement with Variable Insurance Products Fund was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (c) Participation Agreement with Variable Insurance Products
                  Fund II was previously filed in Initial Registration Statement in June, 1996 and is incorporated by reference herein. Amendment to Participation Agreement with Variable Insurance Products Fund II was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (d) Form of Participation Agreement with Variable Insurance
                  Products Funds III was previously filed on October 15, 1998 in Post-Effective Amendment No. 5, and is incorporated by reference herein.

              (e) Form of Amendment to Participation Agreement with Delaware
                  Group Premium Fund, Inc. was previously filed on December 15, 1998 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

              (f) Participation Agreement with T. Rowe Price International
                  Series, Inc. was previously filed in Initial Registration Statement in June, 1996, and is incorporated by reference herein.

              (g) Fidelity Services Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

              (h) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 1, and is incorporated by reference herein.

              (i) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 1, and is incorporated by reference herein.

              (j) Service Agreement with Rowe Price-Fleming International, Inc.
                  was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (k) Participation Agreement with INVESCO was previously filed on
                  April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

              (l) Form of Participation Agreement with Mutual Fund Variable
                  Annuity Trust was previously
                  filed on December 15, 1998 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

        (9)   Directors' Power of Attorney is filed herewith.

        (10) Amended Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

     2. Policy and Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 4, and are incorporated by reference herein.


     3. Opinion of Counsel is filed herewith.

     4. Not Applicable.

     5. Not Applicable.

     6. Actuarial Consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed in Pre-Effective Amendment No. 1 on June 7, 1996 and is incorporated by reference herein.

     8. Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of November l, 1999.

                                GROUP VEL ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                             By: /s/ Mary Eldridge
                                 -----------------------------
                                 Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                             Date
----------                               -----                             ----
/s/ Warren E. Barnes                     Vice President                    November 1, 1999
------------------------------------     and Corporate Controller
Warren E. Barnes

Edward J. Parry III*                     Director, Vice President, Chief
------------------------------------     Financial Officer and Treasurer

Richard M. Reilly*                       Director and Vice President
------------------------------------

John F. O'Brien*                         Director, President and Chief
------------------------------------     Executive Officer

Bruce C. Anderson*                       Director and Vice President
------------------------------------

Robert E. Bruce*                         Director, Vice President and
------------------------------------     Chief Information Officer

John P. Kavanaugh*                       Director, Vice President and
------------------------------------     Chief Investment Officer

John F. Kelly*                           Director, Senior Vice President
------------------------------------     and General Counsel

James R. McAuliffe*                      Director
------------------------------------

Robert P. Restrepo, Jr.*                 Director and Vice President
------------------------------------

Eric A. Simonsen*                        Director and Vice President
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated July 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-06383)

                             FORM S-6 EXHIBIT TABLE


     Exhibit 1(9)          Directors' Power of Attorney

     Exhibit 3             Opinion of Counsel

     Exhibit 6             Actuarial Consent

     Exhibit 8             Consent of Independent Accountants